File No. 2-93076
                                                                        811-4103

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

              Pre-Effective Amendment No.                                    |_|


              Post-Effective Amendment No.  26                               |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


              Amendment No.  27                                              |X|



                        SELIGMAN HIGH INCOME FUND SERIES
               (Exact name of registrant as specified in charter)


                    100 PARK AVENUE, NEW YORK, NEW YORK 10017 (Address of principal executive offices)


                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450


                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)


It is proposed that this filing will become effective (check appropriate box):


|_|  immediately upon filing pursuant to paragraph (b)


|X|  on May 1, 1999 pursuant to paragraph (b)


|_|  60 days after filing pursuant to paragraph (a)(1)


|_|  on (date)  pursuant to paragraph (a)(1)


|_|  75 days after filing pursuant to paragraph (a)(2)

|_|  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                        SELIGMAN
                                                       -------------------------
                                                                      HIGH-YIELD
                                                                     BOND SERIES


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you

TXHY1 5/99


                               [GRAPHIC OMITTED]


                                   PROSPECTUS

                                   MAY 1, 1999

                                   -----O-----

                           SEEKING TO MAXIMIZE CURRENT

                              INCOME BY INVESTING

                           IN A DIVERSIFIED PORTFOLIO

                                OF HIGH-YIELDING

                                 CORPORATE BONDS


                                   MANAGED BY
                               [GRAPHIC OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

TABLE OF CONTENTS

THE FUND

      INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES    1

      PRINCIPAL RISKS    2

      PAST PERFORMANCE    3

      FEES AND EXPENSES    4

      MANAGEMENT    5

      YEAR 2000    6

SHAREHOLDER INFORMATION

      DECIDING WHICH CLASS OF SHARES TO BUY    7

      PRICING OF FUND SHARES    9

      OPENING YOUR ACCOUNT    9

      HOW TO BUY ADDITIONAL SHARES    10


      HOW TO EXCHANGE SHARES AMONG

        THE SELIGMAN MUTUAL FUNDS    11


      HOW TO SELL SHARES    11

      IMPORTANT POLICIES THAT MAY AFFECT

        YOUR ACCOUNT    12

      DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS    13

      TAXES    13

      THE SELIGMAN MUTUAL FUNDS    14

FINANCIAL HIGHLIGHTS    15

HOW TO CONTACT US    17

FOR MORE INFORMATION    BACK COVER

TIMES CHANGE . . . VALUES ENDURE

THE FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Fund's objective is to produce maximum current income.

The Fund uses the following principal strategies to seek its objective:

The Fund has a fundamental policy which requires that, except for temporary defensive purposes, it invest at least 80% of the value it its total assets in high-yielding, income-producing corporate bonds.

The Fund invests in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes. Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard and Poor's Rating Service (S&P)). The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 (Rule 144A Securities).

The Fund uses a bottom-up security selection process. This means the investment manager concentrates first on individual company fundamentals, before industry considerations. The investment manager then looks at the particular bond characteristics of the securities considered for purchase. In selecting individual securities, the investment manager looks to identify companies that it believes display one or more of the following:

   o Strong operating cash flow and margins
   o Improving financial ratios (i.e., creditworthiness)


   o Leadership in market share or other competitive advantage


   o Superior management
   o Attractive relative pricing

The Fund will generally sell a security if the investment manager believes that the company displays deteriorating cash flows, an ineffective management team, or an unattractive relative valuation.

The Fund may invest up to 20% of its total assets in a range of high-yield, medium and lower quality corporate notes; short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of more than $1 billion; bankers' acceptances and interest-bearing savings or time deposits of such banks; prime commercial paper; securities issued, guaranteed, or insured by the US Government, its agencies or instrumentalities; and other income-producing cash items, including repurchase agreements.


The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund may invest up to 10% of its total assets in debt securities of foreign issuers. In accordance with its objective of producing maximum current income, the Fund may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. While the Fund favors cash-paying bonds over deferred pay securities, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional shares).


The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.


Except for its fundamental policy, the Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective and its fundamental policy may be changed only with shareholder approval.


As with any mutual fund, there is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

The Fund's net asset value, yield and total return will fluctuate with fluctuations in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

Higher-yielding, higher-risk, medium and lower quality corporate bonds and notes, like the securities in which the Fund invests, are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantely speculative with respect to the issuer's capacity to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's bonds and notes will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Lower-rated and unrated corporate bonds and notes are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Fund difficulties in valuing and selling its securities.


Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.


"Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund. Additionally, because they do not pay current income, they will detract from the Fund's objective of producing maximum current income.


The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Fund offers three Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to one widely-used measure of high-yield corporate bond performance and one measure of the performance of mutual funds with investment objectives similar to the Fund.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.


            CLASS A ANNUAL TOTAL RETURNS


[FIGURES BELOW REPRESENTS BAR CHART IN ITS PRINTED FORM]

                    1989       3.84%
                    1990      -7.27%
                    1991      30.70%
                    1992      20.08%
                    1993      19.19%
                    1994       0.78%
                    1995      20.72%
                    1996      14.82%
                    1997      14.26%
                    1998       1.32%


Best quarter return: 12.22% - quarter ended 3/31/91
Worst quarter return: -6.77% - quarter ended 9/30/98


----------------------------------------------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                               CLASS B                 CLASS D
                                          ONE        FIVE        TEN        SINCE INCEPTION         SINCE INCEPTION
                                          YEAR       YEARS      YEARS           4/22/96                 9/21/93
                                        -------     -------    -------    -------------------     -------------------
Class A                                   -3.54%       9.01%     10.74%          --                       --
Class B                                   -4.03        n/a        n/a           7.44%                     --
Class D                                   -0.35        9.17       n/a            --                     9.58%
Merrill Lynch High Yield Master Index      3.66        9.01      11.08          9.69(1)                 9.27(2)
Lipper High Current Yield                 -0.44        7.65       9.47          8.35(1)                 8.18(2)
----------------------------------------------------------------------------------------------------------------------



The Merrill Lynch High Yield Master Index and the Lipper High Current Yield are unmanaged benchmarks that assume the reinvestment of dividends and exclude the effect of fees or sales charges. The Merrill Lynch High Yield Master Index measures the performance of high yield corporate bonds, and the Lipper High Current Yield measures the performance of mutual funds with investment objectives similar to the Fund.
(1) From April 30, 1996.
(2) From September 30, 1993.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

SHAREHOLDER FEES                                                                    Class A   Class B   Class D
----------------                                                                    -------   -------   -------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ....................................................    4.75%(1)   none      none

Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ............................................................     none(1)     5%        1%

Annual Fund Operating Expenses for Fiscal Year 1998
---------------------------------------------------
(as a percentage of average net assets)

Management Fees .................................................................     .59%      .59%      .59%
Distribution and/or Service (12b-1) Fees ........................................     .25%     1.00%     1.00%
Other Expenses ..................................................................     .26%      .26%      .26%
                                                                                     -----     -----     -----
Total Annual Fund Operating Expenses                                                 1.10%     1.85%     1.85%
                                                                                     =====     =====     =====

(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


-----------------------------------------

MANAGEMENT FEES:
FEES PAID OUT OF FUND ASSETS TO THE
INVESTMENT MANAGER TO COMPENSATE IT
FOR MANAGING THE FUND.


12B-1 FEES:
FEES PAID BY EACH CLASS, PURSUANT TO
A PLAN ADOPTED BY THE FUND UNDER
RULE 12B-1 OF THE INVESTMENT
COMPANY ACT OF 1940. THE PLAN
ALLOWS EACH CLASS TO PAY DISTRIBUTION
AND/OR SERVICE FEES FOR THE SALE AND
DISTRIBUTION OF ITS SHARES AND FOR
PROVIDING SERVICES TO SHAREHOLDERS.


OTHER EXPENSES:
MISCELLANEOUS EXPENSES OF RUNNING
THE FUND, INCLUDING SUCH THINGS AS
TRANSFER AGENCY, REGISTRATION, CUSTODY,
AND AUDITING AND LEGAL FEES.

-----------------------------------------


Example
-------

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:



                       1 YEAR        3 YEARS      5 YEARS     10 YEARS
                       ------        -------      -------      -------
 Class A                $582          $808        $1,052       $1,752
 Class B                 688           882         1,201        1,973+
 Class D                 288           582         1,001        2,169


If you did not sell your shares at the end of each period, your expenses would be:


                        1 YEAR        3 YEARS      5 YEARS     10 YEARS
                        ------        -------      -------      -------
  Class A                $582          $808        $1,052       $1,752
  Class B                 188           582         1,001        1,973+
  Class D                 188           582         1,001        2,169


+ Class B shares will automatically convert to Class A shares after eight years.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 USregistered investment companies, which offer more than 50 investment portfolios with approximately $21.1 billion in assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999, of approximately $9.6 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .65% of the Fund's average daily net assets on the first $1 billion of net assets and .55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 1998, the management fee paid by the Fund to Seligman was equal to an annual rate of .59% of the Fund's average daily net assets.


-------------------------------------------------
AFFILIATES OF SELIGMAN:


SELIGMAN ADVISORS, INC.:


THE FUND'S GENERAL DISTRIBUTOR; RESPONSIBLE FOR
ACCEPTING ORDERS FOR PURCHASES AND SALES OF
FUND SHARES.


SELIGMAN SERVICES, INC.:
A LIMITED PURPOSE BROKER/DEALER; ACTS AS
THE BROKER/DEALER OF RECORD FOR SHAREHOLDER
ACCOUNTS THAT DO NOT HAVE A DESIGNATED
BROKER OR FINANCIAL ADVISOR.


SELIGMAN DATA CORP. (SDC):
THE FUND'S SHAREHOLDER SERVICE AGENT; PROVIDES
SHAREHOLDER ACCOUNT SERVICES TO THE FUND AT
COST.

-------------------------------------------------

PORTFOLIO MANAGEMENT

The Fund is managed by the Seligman High-Yield Team, headed by Mr. Daniel J. Charleston. Mr. Charleston, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Fund since January 1990. Mr. Charleston joined Seligman in 1987 as an Assistant Portfolio Manager. He became Vice President, Investment Officer in August 1991, and Managing Director in January 1996. Mr. Charleston also manages the Seligman High-Yield Bond Portfolio, a series of Seligman Portfolios, Inc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.


In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.


SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

SHAREHOLDER INFORMATION

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule and is subject to different ongoing 12b-1 fees. When deciding which Class of shares to buy, you should consider, among other things:

   o The amount you plan to invest.
   o How long you intend to remain invested in the Fund, or another Seligman mutual fund.
   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares. Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
Class A

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                     SALES CHARGE            REGULAR DEALER
                                            SALES CHARGE                AS A %                  DISCOUNT
                                               AS A %                   OF NET                  AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00

      (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o  Annual 12b-1 fee (for shareholder services) of up to 0.25%.
   o  No sales charge on reinvested dividends or capital gain distributions.


   o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

--------------------------------------------------------------------------------

CLASS B

   o  No initial sales charge on purchases.
   o  A declining CDSC on shares sold within 6 years of purchase:

   YEARS SINCE PURCHASE                           CDSC
   --------------------                          ------
   Less than 1 year                                 5%
   1 year or more but less than 2 years             4
   2 years or more but less than 3 years            3
   3 years or more but less than 4 years            3
   4 years or more but less than 5 years            2
   5 years or more but less than 6 years            1
   6 years or more                                  0


---------------------------------------------

Your purchase of Class B shares
must be for less than $250,000, because
if you are investing $250,000 or more you will pay less in fees and charges if you buy another Class of shares.

---------------------------------------------

    o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
    o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
    o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class D

   o  No initial sales charge on purchases.
   o  A 1% CDSC on shares sold within one year of purchase.
   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
   o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.


The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED


To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


--------------------------

NAV:

COMPUTED SEPARATELY FOR
EACH CLASS BY DIVIDING THAT
CLASS'S SHARE OF THE NET
ASSETS OF THE FUND (I.E., ITS
ASSETS LESS LIABILITIES) BY THE
TOTAL NUMBER OF OUTSTANDING
SHARES OF THE CLASS.

--------------------------


If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares of the Fund.


Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT


The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

         o Regular (non-retirement) accounts: $1,000

         o FOR ACCOUNTS OPENED CONCURRENTLY WITH INVEST-A-CHECK(R):
           $100 to open if you will be making monthly investments
           $250 to open if you will be making quarterly investments


If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD
   COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU
     FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE
                     A SIGNATURE GUARANTEE) AT A LATER DATE.


----------------------------------------

YOU MAY BUY SHARES OF THE FUND FOR ALL
TYPES OF TAX-DEFERRED RETIREMENT PLANS.
CONTACT RETIREMENT PLAN SERVICES AT
THE ADDRESS OR PHONE NUMBER LISTED ON
THE INSIDE BACK COVER OF THIS PROSPECTUS
FOR INFORMATION AND TO RECEIVE
THE PROPER FORMS.

------------------------------------------

HOW TO BUY ADDITIONAL SHARES


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party and credit card convenience checks for investment.


You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.


SELIGMAN TIME HORIZON MATRIX(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.


SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy Class A shares of the Fund or another Seligman mutual fund.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.


See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.



HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).


You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money.

You will need to guarantee your signature(s) if the proceeds are:
     (1) $50,000 or more;


     (2) to be paid to someone other than all account owners; or (3) mailed to other than your address of record.



-----------------------------------------------

SIGNATURE GUARANTEE:

PROTECTS YOU AND THE FUND FROM FRAUD.
IT GUARANTEES THAT A SIGNATURE IS GENUINE.  A
GUARANTEE MUST BE OBTAINED FROM AN ELIGIBLE
FINANCIAL INSTITUTION. NOTARIZATION BY A NOTARY
PUBLIC IS NOT AN ACCEPTABLE GUARANTEE

-----------------------------------------------



If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:
  o a Corporation;
  o an executor or administrator;
  o a trustee or custodian; or
  o in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12% or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

CHECK REDEMPTION SERVICE. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT


To protect you and other shareholders, the Fund reserves the right to:

   o  Refuse an exchange request if:

        1. you have exchanged twice from the same fund in any three-month period;

        2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

        3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.


   o  Refuse any request to buy Fund shares;

   o  Reject any request received by telephone;

   o  Suspend or terminate telephone services;

   o  Reject a signature guarantee that SDC believes may be fraudulent;

   o  Close your fund account if its value falls below $500;


   o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


   o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);
   o  Exchange shares between funds;
   o Change dividend and/or capital gain distribution options; o Change your address;
   o  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).


Restrictions apply to certain types of accounts:


   o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

   o  Corporations may not sell Fund shares by phone;

   o  IRAs may only exchange Fund shares or request address changes by phone;


   o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time. The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.


----------------------------------

DIVIDEND:

A PAYMENT BY A MUTUAL
FUND, USUALLY DERIVED FROM
THE FUND'S NET INVESTMENT
INCOME (DIVIDENDS AND
INTEREST EARNED ON PORTFOLIO
SECURITIES LESS EXPENSES).

CAPITAL GAIN DISTRIBUTION:

A PAYMENT TO MUTUAL FUND
SHAREHOLDERS WHICH
REPRESENTS PROFITS REALIZED
ON THE SALE OF SECURITIES IN
A FUND'S PORTFOLIO.

EX-DIVIDEND DATE:

THE DAY ON WHICH ANY
DECLARED DISTRIBUTIONS
(DIVIDENDS OR CAPITAL GAINS)
ARE DEDUCTED FROM A FUND'S
ASSETS BEFORE IT CALCULATES
ITS NAV.

----------------------------------


You may elect to:


(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.


Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.


When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.


An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.


Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------
SELIGMAN COMMUNICATIONS AND
INFORMATION FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN COMPANIES OPERATING IN ALL ASPECTS OF THE COMMUNICATIONS, INFORMATION, AND RELATED INDUSTRIES.


SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN GLOBAL SECURITIES (US AND NON-US) OF COMPANIES IN THE TECHNOLOGY AND TECHNOLOGY-RELATED INDUSTRIES.


SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN EMERGING MARKETS.

SMALL COMPANY
--------------------------------------------------------------------------------
SELIGMAN FRONTIER FUND

SEEKS GROWTH OF CAPITAL BY INVESTING PRIMARILY IN SMALL COMPANY GROWTH STOCKS.


SELIGMAN SMALL-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF SMALL COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF SMALLER COMPANIES AROUND THE WORLD, INCLUDING THE US.


MEDIUM COMPANY
--------------------------------------------------------------------------------
SELIGMAN CAPITAL FUND

SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF COMPANIES WITH SIGNIFICANT POTENTIAL FOR GROWTH.

LARGE COMPANY
--------------------------------------------------------------------------------
SELIGMAN GROWTH FUND

SEEKS LONG-TERM GROWTH OF CAPITAL VALUE AND AN INCREASE IN FUTURE INCOME.


SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN EQUITY SECURITIES OF COMPANIES THAT HAVE THE POTENTIAL TO BENEFIT FROM GLOBAL ECONOMIC OR SOCIAL TRENDS.


SELIGMAN LARGE-CAP VALUE FUND

SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN EQUITIES OF LARGE COMPANIES, DEEMED TO BE "VALUE" COMPANIES BY THE INVESTMENT MANAGER.


SELIGMAN COMMON STOCK FUND

SEEKS FAVORABLE, BUT NOT THE HIGHEST, CURRENT INCOME AND LONG-TERM GROWTH OF BOTH INCOME AND CAPITAL, WITHOUT EXPOSING CAPITAL TO UNDUE RISK. SELIGMAN HENDERSON INTERNATIONAL FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN SECURITIES OF MEDIUM- TO LARGE-SIZED COMPANIES, PRIMARILY IN THE DEVELOPED MARKETS OUTSIDE THE US.


BALANCED
--------------------------------------------------------------------------------
SELIGMAN INCOME FUND

SEEKS HIGH CURRENT INCOME AND IMPROVEMENT IN CAPITAL VALUE OVER THE LONG TERM, CONSISTENT WITH PRUDENT RISK OF CAPITAL.

FIXED-INCOME
INCOME
--------------------------------------------------------------------------------

SELIGMAN HIGH-YIELD BOND FUND


SEEKS TO MAXIMIZE CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH-YIELDING, HIGH-RISK CORPORATE BONDS, COMMONLY REFERRED TO AS "JUNK BONDS."


SELIGMAN U.S. GOVERNMENT SECURITIES FUND


SEEKS HIGH CURRENT INCOME PRIMARILY BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES GUARANTEED BY THE US GOVERNMENT, ITS AGENCIES, OR INSTRUMENTALITIES, WHICH HAVE MATURITIES GREATER THAN ONE YEAR.


MUNICIPAL
--------------------------------------------------------------------------------
SELIGMAN MUNICIPAL FUNDS:
NATIONAL FUND


SEEKS MAXIMUM INCOME, EXEMPT FROM REGULAR FEDERAL INCOME TAXES.



STATE-SPECIFIC FUNDS:*


SEEK TO MAXIMIZE INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAXES AND FROM REGULAR INCOME TAXES IN THE DESIGNATED STATE.


CALIFORNIA        LOUISIANA          NEW JERSEY
o HIGH-YIELD      MARYLAND           NEW YORK
o QUALITY         MASSACHUSETTS      NORTH CAROLINA
COLORADO          MICHIGAN           OHIO
FLORIDA           MINNESOTA          OREGON
GEORGIA           MISSOURI           PENNSYLVANIA
                                     SOUTH CAROLINA


* A SMALL PORTION OF INCOME MAY BE SUBJECT TO STATE TAXES.

MONEY MARKET
--------------------------------------------------------------------------------
SELIGMAN CASH MANAGEMENT FUND

SEEKS TO PRESERVE CAPITAL AND TO MAXIMIZE LIQUIDITY AND CURRENT INCOME, BY INVESTING ONLY IN HIGH-QUALITY MONEY MARKET SECURITIES HAVING A MATURITY OF 90 DAYS OR LESS. THE FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche, LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


CLASS A


                                                                       YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------
                                                   1998           1997           1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of period ........      $7.55          $7.25          $6.96          $6.35         $6.94
                                                   -----          -----          -----          -----         -----
Income from investment operations:
  NET INVESTMENT INCOME .....................       0.70           0.70           0.69           0.65          0.65
  Net gains or losses on securities (both
  realized and unrealized) ..................      (0.59)          0.28           0.29           0.61         (0.59)
                                                   -----          -----          -----          -----         -----
Total from investment operations ............       0.11           0.98           0.98           1.26          0.06
                                                   -----          -----          -----          -----         -----
Less distributions:
  Dividends (from net investment income) ....      (0.69)         (0.68)         (0.69)         (0.65)        (0.65)
  Distributions (from capital gains) ........      (0.02)            --             --             --            --
                                                   -----          -----          -----          -----         -----
Total distributions .........................      (0.71)         (0.68)         (0.69)         (0.65)        (0.65)
                                                   -----          -----          -----          -----         -----
Net asset value, end of period ..............      $6.95          $7.55          $7.25          $6.96         $6.35
                                                   =====          =====          =====          =====         =====
TOTAL RETURN:                                       1.32%         14.26%         14.82%         20.72%         0.78%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands) .... $1,050,340       $750,461       $408,303       $182,129       $59,033
Ratio of expenses to average net assets .....       1.10%          1.14%          1.16%          1.09%         1.13%
Ratio of net income to average net assets ...       9.46%          9.42%          9.80%          9.73%         9.73%
Portfolio turnover rate .....................      35.34%         61.78%        119.33%        173.39%       184.75%


------------
 * Per share amounts are calculated based on average shares outstanding.

                                                      YEAR ENDED
CLASS B                                               DECEMBER 31,            4/22/96**
                                                 ----------------------          TO
                                                   1998           1997         12/31/96
                                                   -----          -----         ------
PER SHARE DATA:*
Net asset value, beginning of period .......       $7.55          $7.26          $7.06
                                                   -----          -----          -----
 Income from investment operations:
  Net investment income ....................        0.64           0.64           0.45
  Net gains or losses on securities (both
    realized and unrealized) ...............       (0.59)          0.28           0.20
                                                   -----          -----          -----
Total from investment operations ...........        0.05           0.92           0.65
                                                   -----          -----          -----
Less distributions:
  Dividends (from net investment income) ...       (0.63)         (0.63)         (0.45)
  Distributions (from capital gains) .......       (0.02)            --             --
                                                   -----          -----          -----
Total distributions ........................       (0.65)         (0.63)         (0.45)
                                                   -----          -----          -----
Net asset value, end of period .............       $6.95          $7.55          $7.26
                                                   =====          =====          =====
TOTAL RETURN:                                       0.57%         13.24%          9.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...  $1,037,994       $581,235       $147,970
Ratio of expenses to average net assets ....        1.85%          1.90%          1.90%+
Ratio of net income to average net assets ..        8.71%          8.66%          9.11%+
Portfolio turnover rate ....................       35.34%         61.78%        119.33%++



                                                                        YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------
CLASS D                                            1998           1997           1996           1995         1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*
Net asset value, beginning of period               $7.55          $7.26          $6.96          $6.35         $6.94
                                                   -----          -----          -----          -----         -----
Income from investment operations:
  Net investment income                             0.64           0.64           0.64           0.60          0.57
  Net gains or losses on securities (both
  realized and unrealized)                         (0.59)          0.28           0.30           0.61         (0.59)
                                                   -----          -----          -----          -----         -----
Total from investment operations                    0.05           0.92           0.94           1.21         (0.02)
                                                   -----          -----          -----          -----         -----
Less Distributions:
  Dividends (from net investment income)           (0.63)         (0.63)         (0.64)         (0.60)        (0.57)
  Distributions (from capital gains)               (0.02)            --             --             --            --
                                                   -----          -----          -----          -----         -----
Total distributions                                (0.65)         (0.63)         (0.64)         (0.60)        (0.57)
                                                   -----          -----          -----          -----         -----
Net asset value, end of period                     $6.95          $7.55          $7.26          $6.96         $6.35
                                                   =====          =====          =====          =====         =====
TOTAL RETURN:                                       0.57%         13.24%         14.10%         19.67%        (0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $769,828       $534,998       $265,528        $90,153        $9,249
Ratio of expenses to average net assets             1.85%          1.90%          1.92%          1.91%         2.19%
Ratio of net income to average net assets           8.71%          8.66%          9.02%          8.86%         8.68%
Portfolio turnover rate                            35.34%         61.78%        119.33%        173.39%       184.75%


------------------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.

HOW TO CONTACT US

THE FUND                      Write:     Corporate Communications/
                                         Investor Relations Department
                                         J. & W. Seligman & Co. Incorporated
                                         100 Park Avenue, New York, NY 10017

                              Phone:     Toll-Free (800) 221-7844 in the US or
                                         (212) 850-1864 outside the US

                              Website:    http://www.seligman.com

YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                       Write:     Shareholder Services Department
                                         Seligman Data Corp.
                                         100 Park Avenue, New York, NY 10017

                              Phone:     Toll-Free (800) 221-2450 in the US or
                                         (212) 682-7600 outside the US

                              Website:   http://www.seligman.com

YOUR RETIREMENT
ACCOUNT                       Write:     Retirement Plan Services
                                         Seligman Data Corp.
                                         100 Park Avenue, New York, NY 10017

                              Phone:     Toll-Free (800) 445-1777

--------------------------------------------------------------------------------

24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------

THE FOLLOWING INFORMATION IS AVAILABLE WITHOUT CHARGE UPON REQUEST: CALL TOLL-FREE (800) 221-2450 IN THE US OR (212) 682-7600 OUTSIDE THE US.

STATEMENT OF ADDITIONAL INFORMATION (SAI) CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. IT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS INCORPORATED BY REFERENCE INTO (IS LEGALLY PART OF) THIS PROSPECTUS.

ANNUAL/SEMI-ANNUAL REPORTS CONTAIN ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

--------------------------------------------------------------------------------



                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                              J.W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.


SEC FILE NUMBER: 811-4103

--------------------------------------------------------------------------------


                                    SELIGMAN
                           --------------------------
                                U.S. GOVERNMENT
                               SECURITIES SERIES

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

TXUSG1 5/99


                                    [GRAPHIC]

                                   PROSPECTUS

                                   May 1, 1999

                                   ----------

                           Seeking High Current Income

                                 by Investing in

                            US Government Securities


                                   managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of Contents

The Fund

       Investment Objective/Principal Strategies    1

       Principal Risks    2

       Past Performance    3

       Fees and Expenses    4

       Management    5

       Year 2000    6

Shareholder Information

       Deciding Which Class of Shares to Buy    7

       Pricing of Fund Shares    9

       Opening Your Account    9

       How to Buy Additional Shares     10

       How to Exchange Shares Among the Seligman Mutual Funds    11

       How to Sell Shares    11

       Important Policies That May Affect Your Account      12

       Dividends and Capital Gain Distributions     13

       Taxes    13

       The Seligman Mutual Funds    14

Financial Highlights    15

How to Contact Us    17

For More Information    back cover

TIMES CHANGE ... VALUES ENDURE


--------------------------------------------------------------------------------

The Fund

Investment Objective/Principal Strategies

The Fund's objective is high current income.

The Fund uses the following principal strategies to seek its objective:

The Fund has a fundamental policy that, except for temporary defensive purposes, it will invest at least 80% of its total assets in direct obligations of the US Treasury, such as Treasury Bills, Treasury Notes and Treasury Bonds, and in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (US Government Securities) which are backed by the full faith and credit of the US Government and have maturities greater than one year at the date of purchase by the Fund.

The Fund may invest up to 20% of its total assets in direct obligations of the US Treasury and in US Government Securities which have maturities of any duration at the date of purchase by the Fund.

US Government Securities include obligations of the US Government and US Government agencies, such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (Freddie Mac); the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae). These include mortgage pass--through securities, collateralized mortgage obligations, repurchase agreements involving these securities, and obligations that, while not issued by the US Government or its agencies, are backed by the full faith and credit of the US Government, such as Title XI bonds.

When selecting individual securities for purchase by the Fund, the investment manager:

     o seeks to determine long-term trends in interest rates and adjust maturities of portfolio securities accordingly. For example, if the manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the investment manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities.

     o after determining the appropriate maturity, seeks to identify securities of the same maturity that offer higher yields, which will provide more income to the Fund.

The Fund generally sells securities in response to its belief in the changing direction of long-term interest rates; when yield spreads become exceedingly narrow and the investment manager believes that the Fund is not being amply rewarded for buying securities with longer maturities (which generally offer higher yields but are subject to more price volatility than securities with shorter maturities); or when the Fund must meet cash requirements.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

Except for its fundamental policy, the Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective and its fundamental policy may be changed only with shareholder approval.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

Principal Risks

The US Government does not guarantee the market value or the current yield of government securities. The Fund's net asset value, yield, and total return will fluctuate and are not guaranteed by the US Government.

The securities in which the Fund invests are considered among the safest of fixed-income investments. However, their market values, like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund's net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund's yield will vary based on the yield of its portfolio securities.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities, like those in which the Fund invests. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase agreements in which the Portfolio invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The Fund offers three Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to one widely-used measure of US Government Bond performance and one measure of the performance of mutual funds with investment objectives similar to the Fund.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                          Class A Annual Total Returns

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

                          1989                    9.25%
                          1990                    6.37%
                          1991                   14.05%
                          1992                    5.78%
                          1993                    7.46%
                          1994                   -3.88%
                          1995                   18.15%
                          1996                   -0.29%
                          1997                    8.53%
                          1998                    8.46%

               Best quarter return: 6.36% - quarter ended 6/30/95
              Worst quarter return: -3.48% - quarter ended 3/31/96

----------------------------------------------------------------------------------------------------------------------------
                                 Average Annual Total Returns - Periods Ended 12/31/98
                                                                                         Class B                 Class D
                                                One          Five          Ten       Since Inception         Since Inception
                                               Year          Years        Years          1/1/97                  9/21/93
                                              -------       -------      -------     ----------------        ---------------
Class A                                         3.35%        4.88%         6.70%             --                   --
Class B                                         2.78          n/a           n/a            5.68%                  --
Class D                                         6.78         5.01           n/a              --                  4.61%
Lehman Brothers Government
  Bond Index                                    9.85         7.19          9.17            9.72                  6.76(1)
Lipper General US Government
  Bond Funds Average                            8.08         6.16          8.15            8.55                  5.77(1)
----------------------------------------------------------------------------------------------------------------------------

The Lipper General US Government Bond Funds Average and the Lehman Brothers Government Bond Index are unmanaged benchmarks that assume investment of dividends. The Lipper General US Government Bond Funds Average excludes the effect of sales charges and the Lehman Brothers Government Bond Index excludes the effect of fees and sales charges. The Lehman Brothers Government Bond Index measures the performance of US Government Bonds and the Lipper General USGovernment Bond Funds Average measures the performance of mutual funds with investment objectives similar to the Fund.

(1)  From September 30, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                                                  Class A        Class B        Class D
----------------                                                                  ------         ------         ------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) ..............................................         4.75%(1)       none            none

Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value,
  whichever is less) ......................................................         none(1)          5%              1%

Annual Fund Operating Expenses for Fiscal Year 1998
---------------------------------------------------
(as a percentage of average net assets)

Management Fees ..........................................................          .50%           .50%            .50%
Distribution and/or Service (12b-1) Fees .................................          .22%          1.00%           1.00%
Other Expenses ...........................................................          .33%           .33%            .33%
                                                                                   -----          -----           -----
Total Annual Fund Operating Expenses .....................................         1.05%          1.83%           1.83%
                                                                                   =====          =====           =====

(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

--------------------------------------------------------------------------------
Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, and auditing and legal fees.
--------------------------------------------------------------------------------

Example

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

                        1 Year          3 Years         5 Years       10 Years
                         -----          -------         -------        -------
Class A                   $577            $793          $1,027          $1,697
Class B                    686             876           1,190           1,943+
Class D                    286             576             990           2,148

If you did not sell your shares at the end of each period, your expenses would be:

                        1 Year          3 Years         5 Years       10 Years
                         -----          -------         -------        -------
Class A                   $577            $793          $1,027          $1,697
Class B                    186             576             990           1,943+
Class D                    186             576             990           2,148

+ Class B shares will automatically convert to Class A shares after eight years.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 USregistered investment companies, which offer more than 50 investment portfolios with approximately $21.1 billion in assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999, of approximately $9.6 billion.

The Fund pays Seligman a fee for its management services. For the year ended December 31, 1998, the management fee paid by the Fund to Seligman was equal to an annual rate of .50% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management

The Fund is managed by the Seligman Taxable Fixed Income Team, headed by Mr. Gary S. Zeltzer. Mr. Zeltzer joined Seligman in March 1998 as Senior Vice President, Manager Taxable Fixed Income. He is a Vice President of the Fund and has been a Portfolio Manager of the Fund since March 1998. Prior to joining Seligman, Mr. Zeltzer was a Group Vice President and Portfolio Manager at Schroder Capital Management from July 1979 to March 1998. Mr. Zeltzer also manages Seligman Cash Management Fund, Inc.; and he manages the Seligman Bond Portfolio and the Seligman Cash Management Portfolio, two portfolios of Seligman Portfolios, Inc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule and is subject to different ongoing 12b-1 fees. When deciding which Class of shares to buy, you should consider, among other things:

     o    The amount you plan to invest.

     o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

     o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

     o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

-----------------------------------------------------------------------------------------------------------------------------
Class A

     o    Initial sales charge on Fund purchases, as set forth below:

                                                                                  Sales Charge                 Regular Dealer
                                                     Sales Charge                    as a %                      Discount
                                                        as a %                       of Net                      as a % of
      Amount of your Investment                  of Offering Price(1)            Amount Invested              Offering Price
      --------------------------                   ----------------             ----------------              --------------
      Less than $ 50,000                                 4.75%                        4.99%                        4.25%
      $50,000 - $ 99,999                                 4.00                         4.17                         3.50
      $100,000 - $249,999                                3.50                         3.63                         3.00
      $250,000 - $499,999                                2.50                         2.56                         2.25
      $500,000 - $999,999                                2.00                         2.04                         1.75
      $1,000,000 and over(2)                             0.00                         0.00                         0.00

          (1)  "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

          (2)  You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

     o    Annual 12b-1 fee (for shareholder services) of up to 0.25%.

     o    No sales charge on reinvested dividends or capital gain distributions.

     o    Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
     Class B

     o    No initial sales charge on purchases.

     o    A declining CDSC on shares sold within 6 years of purchase:

  Years Since Purchase                                      CDSC
  --------------------                                     ------
  Less than 1 year                                           5%
  1 year or more but less than 2 years                       4
  2 years or more but less than 3 years                      3
  3 years or more but less than 4 years                      3
  4 years or more but less than 5 years                      2
  5 years or more but less than 6 years                      1
  6 years or more                                            0

--------------------------------------------------------------------------------
Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more you will pay less in fees and charges if you buy another Class of shares.
--------------------------------------------------------------------------------

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o    Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.

     o    No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D

     o    No initial sales charge on purchases.

     o    A 1% CDSC on shares sold within one year of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

--------------------------------------------------------------------------------
NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares of the Fund. Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

     o    Regular (non-retirement) accounts: $1,000

     o    For accounts opened concurrently with Invest-A-Check(R):

          $100 to open if you will be making monthly investments

          $250 to open if you will be making quarterly investments
--------------------------------------------------------------------------------
You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this prospectus for information and to receive the proper forms.
--------------------------------------------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

    If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form
           (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                   Seligman Data Corp.
                   P.O. Box 9766
                   Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon MatrixSM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvester. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

How to Exchange Shares Between the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy Class A shares of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money. You will need to guarantee your signature(s) if the proceeds are: (1) $50,000 or more;

               (2)  to be paid to someone other than all account owners; or

               (3)  mailed to other than your address of record.

--------------------------------------------------------------------------------
Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.
--------------------------------------------------------------------------------

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

     o    a corporation;

     o    an executor or administrator;

     o    a trustee or custodian; or

     o    in a retirement plan.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances. You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12% or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

     o    Refuse an exchange request if:

          1. you have exchanged twice from the same fund in any three-month period;

          2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

          3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

     o    Refuse any request to buy Fund shares.

     o    Reject any request received by telephone.

     o    Suspend or terminate telephone services.

     o    Reject a signature guarantee that SDC believes may be fraudulent.

     o    Close your fund account if its value falls below $500.

     o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

     o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

     o    Exchange shares between funds;

     o    Change dividend and/or capital gain distribution options;

     o    Change your address;

     o    Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

     o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone.

     o    Corporations may not sell Fund shares by phone.

     o IRAs may only exchange Fund shares or request address changes by phone.

     o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time. The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually.

--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

     (1)  reinvest both dividends and capital gain distributions;

     (2)  receive dividends in cash and reinvest capital gain distributions; or

     (3)  receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity
Specialty
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Henderson Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Seligman Henderson Emerging Markets Growth Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Small Company
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Seligman Henderson Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Medium Company
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------
Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.

Seligman Henderson Global Growth Opportunities Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.

Seligman Henderson International Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Balanced
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

Fixed-Income

Income
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------
Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California           Louisiana             New Jersey
 o High-Yield        Maryland              New York
 o Quality           Massachusetts         North Carolina
Colorado             Michigan              Ohio
Florida              Minnesota             Oregon
Georgia              Missouri              Pennsylvania
                                           South Carolina

*    A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

CLASS A
                                                                               Year ended December 31,
                                                       -------------------------------------------------------------------------
                                                       1998              1997             1996             1995             1994
                                                       -----            -----            -----            -----            -----
Per Share Data:*
Net asset value, beginning of period ..............    $6.88            $6.71            $7.15            $6.47            $7.18
                                                       -----            -----            -----            -----            -----
Income from investment operations:
  Net investment income ...........................     0.36             0.38             0.41             0.46             0.44
  Net gains or losses on securities
    (both realized and unrealized) ................     0.21             0.17            (0.44)            0.68            (0.71)
                                                       -----            -----            -----            -----            -----
Total from investment operations ..................     0.57             0.55            (0.03)            1.14            (0.27)
                                                       -----            -----            -----            -----            -----
Less distributions:
  Dividends (from net investment income) ..........    (0.36)           (0.38)           (0.41)           (0.46)           (0.44)
                                                       -----            -----            -----            -----            -----
Total distributions ...............................    (0.36)           (0.38)           (0.41)           (0.46)           (0.44)
                                                       -----            -----            -----            -----            -----
Net asset value, end of period ....................    $7.09            $6.88            $6.71            $7.15            $6.47
                                                       =====            =====            =====            =====            =====
Total Return: .....................................     8.46%            8.53%           (0.29)%          18.15%           (3.88)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands) ..........  $55,503          $45,426          $46,889          $55,061          $54,714
Ratio of expenses to average net assets ...........    1.05%            1.23%            1.14%            1.14%            1.10%
Ratio of net income to average net assets .........    5.11%            5.68%            6.05%            6.71%            6.49%
Portfolio turnover rate ...........................   99.43%          193.90%          175.25%          213.06%          445.18%

----------
*    Per share amounts are calculated based on average shares outstanding.

CLASS B                                                 Year ended                 1/1/97**
                                                        December 31,                  to
                                                            1998                   12/31/97
                                                            -----                    -----
Per Share Data:*
Net asset value, beginning of period .................      $6.89                    $6.73
                                                            -----                    -----
Income from investment operations:
  Net investment income ..............................       0.30                     0.33
  Net gains or losses on securities
    (both realized and unrealized) ...................       0.22                     0.16
                                                            -----                    -----
Total from investment operations .....................       0.52                     0.49
                                                            -----                    -----
Less Distributions:
  Dividends (from net investment income) .............      (0.30)                   (0.33)
                                                            -----                    -----
Total distributions ..................................      (0.30)                   (0.33)
                                                            -----                    -----
Net asset value, end of period .......................      $7.11                    $6.89
                                                            =====                    =====
Total Return: ........................................       7.78%                    7.32%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) .............    $27,924                   $3,219
Ratio of expenses to average net assets ..............       1.83%                    2.01%
Ratio of net income to average net assets ............       4.33%                    4.90%
Portfolio turnover rate ..............................      99.43%                  193.90%


                                                                                Year ended December 31,
                                                      --------------------------------------------------------------------------
CLASS D                                               1998              1997             1996              1995            1994
                                                      -----             -----             -----            -----           ----
Per Share Data:*
Net asset value, beginning of period .............    $6.89             $6.73             $7.16            $6.48           $7.20
                                                      -----             -----             -----            -----           -----
Income from investment operations:
  Net investment income ..........................     0.30              0.33              0.36             0.40            0.37
  Net gains or losses on securities
    (both realized and unrealized) ...............     0.22              0.16             (0.43)            0.68           (0.72)
                                                      -----             -----             -----            -----           -----
Total from investment operations .................     0.52              0.49             (0.07)            1.08           (0.35)
                                                      -----             -----             -----            -----           -----
Less distributions:
  Dividends (from net investment income) .........    (0.30)            (0.33)            (0.36)           (0.40)          (0.37)
                                                      -----             -----             -----            -----           -----
Total distributions ..............................    (0.30)            (0.33)            (0.36)           (0.40)          (0.37)
                                                      -----             -----             -----            -----           -----
Net asset value, end of period ...................    $7.11             $6.89             $6.73            $7.16           $6.48
                                                      =====             =====             =====            =====           =====
Total Return: ....................................     7.78%             7.53%            (0.92)%          17.10%          (5.05)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) .........  $26,614           $12,350            $9,283           $8,181          $6,062
Ratio of expenses to average net assets ..........     1.83%             2.01%             1.92%            2.01%           2.22%
Ratio of net income to average net assets ........     4.33%             4.90%             5.27%            5.84%           5.40%
Portfolio turnover rate ..........................    99.43%           193.90%           175.25%          213.06%         445.18%

----------
*    Per share amounts are calculated based on average shares outstanding.

**   Commencement of offering of shares.

How to Contact Us

The Fund                  Write:         Corporate Communications/
                                         Investor Relations Department
                                         J. & W. Seligman & Co. Incorporated
                                         100 Park Avenue, New York, NY 10017

                          Phone:         Toll-Free (800) 221-7844 in the US or
                                         (212) 850-1864 outside the US

                          Website:       http://www.seligman.com


Your Regular
(Non-Retirement)
Account                   Write:         Shareholder Services Department
                                         Seligman Data Corp.
                                         100 Park Avenue, New York, NY 10017

                          Phone:         Toll-Free (800) 221-2450 in the US or
                                         (212) 682-7600 outside the US

                          Website:       http://www.seligman.com


Your Retirement
Account                   Write:         Retirement Plan Services
                                         Seligman Data Corp.
                                         100 Park Avenue, New York, NY 10017

                          Phone:         Toll-Free (800) 445-1777


--------------------------------------------------------------------------------
24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


For More Information


--------------------------------------------------------------------------------
The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-4103


--------------------------------------------------------------------------------

                        SELIGMAN HIGH INCOME FUND SERIES

                   Seligman U.S. Government Securities Series
                         Seligman High-Yield Bond Series


                       Statement of Additional Information
                                   May 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777




This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectuses, dated May 1, 1999, for each of the Seligman High-Yield Bond Series and the Seligman U.S. Government Securities Series, each a separate series (individually, a "Series") of Seligman High-Income Fund Series (the "Fund"). This SAI, although not in itself a prospectus, is incorporated by reference into each Series' Prospectus in its entirety. It should be read in conjunction with each Series' Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in each Series' Annual Report, and the Independent Auditors' Reports thereon, are incorporated herein by reference. An Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

          Fund History..............................................  2
          Description of the Fund and its Investments and Risks.....  2
          Management of the Fund....................................  7
          Control Persons and Principal Holders of Securities.......  12
          Investment Advisory and Other Services....................  12
          Portfolio Transactions and Other Practices................  18
          Shares of Beneficial Interest and Other Securities .......  19
          Purchase, Redemption, and Pricing of Shares...............  20
          Taxation of each Series...................................  25
          Underwriters..............................................  26
          Calculation of Performance Data ..........................  28
          Financial Statements......................................  31
          General Information.......................................  31
          Appendix A................................................  33
          Appendix B................................................  36

                                  Fund History

The Fund was organized as a business trust under the laws of the state of Massachusetts on July 27, 1984.


              Description of the Fund and its Investments and Risks


Classification

The Fund is a diversified open-end management investment company, or mutual fund. It consists of two separate and distinct series: the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

Investment Strategies and Risks


The following information regarding each Series' investments and risks supplements the information contained in each Series' Prospectus.


US Government Securities. The U.S. Government Securities Series intends to invest in US Government securities. These securities are considered among the safest of fixed-income investments; however, their market values, like those of other debt securities, will fluctuate with changes in interest rates. The net asset value of the Series' shares will fluctuate with changes in the market value of its portfolio securities and the Series' yield will vary based on the yield of its portfolio securities. Generally, as interest rates decline, the value of the US Government securities held by the Series will increase. Conversely, if interest rates rise, the value of the securities held by the Series will decline. This effect is usually more pronounced for longer-term securities, which generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than debt securities with shorter maturities. Neither the Series' net asset value nor its yield is guaranteed by the US Government.

Foreign Securities. The High-Yield Bond Series may invest up to 10% of its total assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign debt securities and their markets may not be as liquid as US securities and their markets. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.


Illiquid Securities. The High-Yield Bond Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable, such as repurchase agreements of more than one week's duration. The Series may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. The U.S. Government Securities Series may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.


The Government National Mortgage Association (GNMA) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association
(FNMA), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (FHLMC), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (PCs), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.


Collateralized Mortgage Obligations. The U.S. Government Securities Series may also invest in Collateralized Mortgage Obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or
(e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Series may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.


Preferred Stock. The High-Yield Bond Series may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The investment manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur.

Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Series acquires a money market instrument, generally a US Government obligation qualified for purchase by the Series, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the U.S. Government Securities Series may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve only US Government securities and will only involve securities issued or guaranteed by the US Government. As a matter of fundamental policy, each Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.


When-Issued and Forward Commitment Securities. Each Series may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although a Series will only purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Series may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued or forward commitment basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, there will be a greater possibility that the market value of the Series' assets will vary more than otherwise. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

A separate account of each of the Series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued or forward commitment obligations will be established with Investors Fiduciary Trust Company, the Fund's portfolio securities custodian, and marked to market daily, with additional cash or liquid high grade debt securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, each Series will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Series' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Borrowing. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of its total assets. The Series will not purchase additional portfolio securities if the Series has outstanding borrowings in excess of 5% of the value of its total assets.


Lending of Portfolio Securities. Each Series of the Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. Loaned securities may not be returned by a borrower; however, a borrower must maintain with a Series cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Series any income accruing on the loaned securities and a Series may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Series or the borrower. Each Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to a Series might be delayed; and 3) the borrower might refuse to repay the borrowed securities. Each Series may lend portfolio securities to the extent that the investment manager deems appropriate in seeking to achieve a Series' investment objective and with only a prudent degree of risk.


Except as otherwise specifically noted above and below, each Series' investment policies are not fundamental and the Board of Trustees of the Fund may change such policies without the vote of a majority of each Series' outstanding voting securities.


Fund Policies

Each Series is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Series' outstanding voting securities. Under these policies, each Series may not:

- Borrow money, except from banks for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not to exceed 15% of the value of the total assets of the Series. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect borrowings permitted by the preceding paragraph and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with (a) the writing of covered call options by the U.S. Government Securities Series; (b) the purchase of put options by the U.S. Government Securities Series or (c) the sale of interest rate futures contracts and the purchase or sale of options on such contracts by the U.S. Government Securities Series;

- Make "short" sales of securities, or purchase securities on "margin" except that for purposes of this limitation, initial and variation payments or deposits in connection with interest rate futures contracts and related options by the U.S. Government Securities Series will not be deemed to be the purchase of securities on margin; write or purchase put or call options except that the U.S. Government Securities Series may write covered call options and the U.S. Government Securities Series may purchase put options and may purchase and sell options on interest rate futures and may engage in closing transactions with respect to such options. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Purchase securities of any issuer if immediately thereafter more than 5% of total assets at market would be invested in the securities of any one issuer, other than the US Government, its agencies or instrumentalities; buy more than 10% of the voting securities of any one issuer, other than US Government agencies or instrumentalities; or invest to control or manage any company;

- Invest more than 25% of the market value of its total assets in securities of issuers in any one industry; for the purpose of this limitation, mortgage-related securities do not constitute an industry;


- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Trustees;


- Purchase or hold any real estate including limited partnership interests in real property;

- Purchase or sell commodities and commodity futures contracts except that the U.S. Government Securities Series may sell interest rate futures contracts and may write call options and may purchase put options with respect to such contracts and may engage in closing transactions with respect to all such transactions. The Series has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Trustees;

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with its predecessors, has been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker;

- Underwrite the securities of other issuers, except that in connection with the disposition of a security a Series may be deemed to be an underwriter as defined in the Securities Act of 1933; or

- Make loans, except loans of securities of the Series and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans.

Each Series may not change its investment objective without shareholder approval.


Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund or of such Series; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.


Temporary Defensive Position


In an attempt to respond to adverse market, economic, political, or other conditions, the High-Yield Bond Series may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The High-Yield Bond Series' investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. The High-Yield Bond Series may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover

Each Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the U.S. Government Securities Series for the years ended December 31, 1998 and 1997 were 99.43% and 193.90%, respectively. The portfolio turnover rate for the High-Yield Bond Series for the years ended December 31, 1998 and 1997 were 35.34% and 61.78%, respectively.


                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of each Series.

Management Information

Trustees and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Trustee who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------

      William C. Morris*         Trustee, Chairman of the        Chairman, J. & W. Seligman & Co. Incorporated,
             (61)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc., Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College.  Formerly, Director, Daniel
                                                                 Industries Inc., manufacturer of oil and gas metering
                                                                 equipment.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------
        Brian T. Zino*           Trustee, President and Member   Director and President, J. & W. Seligman & Co.
             (46)                of the Executive Committee      Incorporated; President (with the exception of
                                                                 Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Member of the Board of Governors
                                                                 of the Investment Company Institute; and Director,
                                                                 ICI Mutual Insurance Company, Seligman Advisors,
                                                                 Inc., and Seligman Services, Inc.


     Richard R. Schmaltz*        Trustee and Member of the       Director and Managing Director, Director of Director
             (58)                Executive Committee             or Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Trustee, the Seligman Group of investment companies
                                                                 (except Seligman Cash Management Fund, Inc.);
                                                                 Director, Seligman Henderson Co., and Trustee
                                                                 Emeritus of Colby College. Formerly, Director,
                                                                 Investment Research at Neuberger & Berman from May
                                                                 1993 to September 1996.

        John R. Galvin                      Trustee              Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman Emeritus, American
        Packard Avenue,                                          Council on Germany; a Governor of the Center for
       Medford, MA 02155                                         Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analyses.  Formerly, Director,
                                                                 USLIFE Corporation; Ambassador, U.S. State Department
                                                                 for negotiations in Bosnia; Distinguished Policy
                                                                 Analyst at Ohio State University and Olin
                                                                 Distinguished Professor of National Security Studies
                                                                 at the United States Military Academy.  From June
                                                                 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

       Alice S. Ilchman                     Trustee              Retired President, Sarah Lawrence College; Director
             (64)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle,                                        companies; Trustee, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly,
                                                                 Trustee, The Markle Foundation, philanthropic
                                                                 organization; and Director, New York Telephone
                                                                 Company; and International Research and Exchange
                                                                 Board, intellectual exchanges.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------
       Frank A. McPherson                   Trustee              Retired Chairman and Chief Executive Officer of
              (66)                                               Kerr-McGee Corporation; Director or Trustee, the
2601 Northwest Expressway, Suite                                 Seligman Group of investment companies; Director,
              805E                                               Kimberly-Clark Corporation, consumer products; Bank
     Oklahoma City, OK 73112                                     of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

         John E. Merow                      Trustee              Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal
                                                                 Art Society of New York; the U.S. Council for
                                                                 International Business; and New York Presbyterian
                                                                 Hospital; Chairman, American Australian Association;
                                                                 and New York Presbyterian Healthcare Network, Inc.;
                                                                 Vice-Chairman, the U.S.-New Zealand Council; and
                                                                 Member of the American Law Institute and Council on
                                                                 Foreign Relations.

        Betsy S. Michel                     Trustee              Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, The Geraldine R. Dodge
         P.O. Box 449,                                           Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI).  Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney                      Trustee             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies.  Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility.
             07962

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------
       James Q. Riordan                     Trustee              Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development.  Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer                     Trustee              Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580


       James N. Whitson                      Trustee             Director and Consultant, Sammons Enterprises, Inc.;
             (64)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive,                                      companies; Director, C-SPAN and CommScope, Inc.,
       Dallas, TX 75230                                          manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

      Daniel J. Charleston        Vice President and Portfolio   Managing Director, J. & W. Seligman & Co.
              (39)                Manager                        Incorporated; Vice President and Portfolio Manager,
                                                                 one other open-end investment company in the Seligman
                                                                 Group of investment companies.

        Gary S. Zeltzer           Vice President and Portfolio   Senior Vice President, J. & W. Seligman & Co.
              (47)                Manager                        Incorporated; Vice President and Portfolio Manager,
                                                                 two other open-end investment companies in the
                                                                 Seligman Group of investment companies.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman
                                                                 Group of investment companies, and Seligman Services,
                                                                 Inc.; Vice President and Treasurer, Seligman
                                                                 International, Inc.; and Treasurer, Seligman
                                                                 Henderson Co.

        Frank J. Nasta                     Secretary             General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------
         Thomas G. Rose                    Treasurer             Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Trustees and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.


Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Trustees (1)(2)
       ------------------                            -------------       -------------           ------------------
William C. Morris, Trustee and Chairman                  N/A                 N/A                         N/A
Brian T. Zino, Trustee and President                     N/A                 N/A                         N/A
Richard R. Schmaltz, Trustee                             N/A                 N/A                         N/A
John R. Galvin, Trustee                               $3,992.79              N/A                     $79,000
Alice S. Ilchman, Trustee                              3,870.33              N/A                      73,000
Frank A. McPherson, Trustee                            3,992.79              N/A                      79,000
John E. Merow, Trustee                                 3,951.97              N/A                      77,000
Betsy S. Michel, Trustee                               3,992.79              N/A                      79,000
James C. Pitney, Trustee                               3,911.15              N/A                      75,000
James Q. Riordan, Trustee                              3,911.15              N/A                      75,000
Robert L. Shafer, Trustee                              3,911.15              N/A                      75,000
James N. Whitson, Trustee                              3,992.79(d)           N/A                      79,000(d)

----------
(1) For the Fund's year ended December 31, 1998. Effective January 16, 1998, the per meeting fee for Trustees was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Fund has a compensation arrangement under which outside trustees may elect to defer receiving their fees. The Fund has adopted a Deferred Compensation Plan under which a trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 1998 was $19,613. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $35,406 and $21,767, respectively, as of December 31, 1998.

The Fund may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan.

Sales Charges

Class A shares of each Series of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to each Series of the Fund, respectively.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons


As of March 31, 1999, there was no person or persons who controlled either the U.S. Government Securities Series or the High-Yield Bond Series, either through a significant ownership of shares or any other means of control.


Principal Holders


As of March 31, 1999, 19.43% of the U.S. Government Securities Series' Class A common stock then outstanding, 64.09% of the U.S. Government Securities Series' Class B common stock then outstanding and 44.86% of the U.S. Government Securities Series' Class D common stock then outstanding, were owned of record by MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

As of March 31, 1999, 16.28% of the High-Yield Bond Series' Class A common stock then outstanding, 32.90% of the High-Yield Bond Series' Class B common stock then outstanding and 38.33% of the High-Yield Bond Series' Class D common stock then outstanding, were owned of record by MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.


Management Ownership


Trustees and officers of the Fund as a group owned less than 1% of both the U.S. Government Securities Series' and the High-Yield Bond Series' Class A common stock as of March 31, 1999. As of the same date, no Trustees or officers owned shares of either Series' Class B or Class D common stock.


                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages each Series of the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix B for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

Seligman is entitled to receive a management fee from each Series for its services to such Series, calculated daily and payable monthly. For the U.S. Government Securities Series, the fee is equal to .50% per annum of the Series' average daily net assets on an annual basis. The management fee for the High-Yield Bond Series is equal to .65% of the Series' average daily net assets on the first $1 billion of net assets and .55% per annum of the Series' average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Securities Series for years ended December 31, 1998, 1997 and 1996 equaled .50%, .50% and .50%, respectively, of the average daily net assets of such Series, or $382,195, $271,995 and $290,879, respectively. The management fees paid by the High-Yield Bond Series for years ended December 31, 1998, 1997 and 1996 equaled .59%, .62% and .65%, respectively, of the average daily net assets of such Series or $14,375,619, $8,248,354 and $3,107,117, respectively.

Each Series of the Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated among the Series in a manner determined by the Trustees to be fair and equitable.


Each Series' Management Agreement provides that Seligman will not be liable to a Series for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

Each Series' Management Agreement was initially approved by the Board of Trustees at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement of the High-Yield Bond Series, to increase the fee rate payable to the Manager by the Series, were approved by the Board of Trustees on September 21, 1995 and by the shareholders at a special meeting held on December 12, 1995. The Management Agreements will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Trustees or of the outstanding voting securities of each Series and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Series at least 60 days prior to December 31 of any year that it does not desire such continuance. Each Management Agreement may be terminated by the appropriate Series, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors, and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter


Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Series of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors (in which case directors) are affiliated persons of both entities.


Services Provided by the Investment Manager

Under each Series' Management Agreement, dated December 29, 1988 for the U.S. Government Securities Series and December 29, 1988, as amended January 1, 1996, for the High-Yield Bond Series, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers the business and other affairs of each Series. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either Series of the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise either Series of the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of each Series of the Fund, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     As a % of             as a % of Net              As a % of
Amount of Purchase               Offering Price(1)        Amount Invested          Offering Price
------------------               -----------------        ---------------          --------------
Less than $50,000                       4.75%                  4.99%                    4.25%
$50,000  -  $99,999                     4.00                   4.17                     3.50
$100,000  -  $249,999                   3.50                   3.63                     3.00
$250,000  -  $499,999                   2.50                   2.56                     2.25
$500,000  -  $999,999                   2.00                   2.04                     1.75
$1,000,000 and over(2)                    0                      0                        0

(1) "Offering Price" is the amount that you actually pay for each Series' shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.


Seligman Services, Inc., an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of each Series' shares. For years ended December 31, 1998, 1997 and 1996, Seligman Services received commissions from certain sales of the U.S. Government Securities Series' shares in the amounts of $888, $954 and $3,172, respectively. For years ended December 31, 1998, 1997 and 1996, Seligman Services received commissions from certain sales of the High-Yield Bond Series' shares in the amounts of $83,013, $47,851 and $29,500, respectively.


Rule 12b-1 Plan

Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Series may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Series' Class A, Class B, and Class D shares, respectively. Payments by a Series under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Series; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Series' shareholders; and (3) otherwise promoting the sale of shares of the Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Series. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Series, respectively. Payments made by a Series under its 12b-1 Plan are intended to be used to encourage sales of the Series, as well as to discourage redemptions.


Fees paid by a Series under its 12b-1 Plan with respect to any class of shares of the Series may not be used to pay expenses incurred solely in respect of any other class of the Series or any other Seligman fund. Expenses attributable to more than one class of a Series are allocated between the classes of the Series in accordance with a methodology approved by the Fund's Board of Trustees. Expenses of distribution activities that benefit both a Series and other Seligman funds will be allocated among the applicable Series and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Series, with respect to its Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Series' Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for each Series, respectively. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. A Series of the Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of a Series may be paid from Class A 12b-1 fees received from the Series in any other year. If a Series' 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class A shares. The total amount of service fees paid to Seligman Advisors in respect of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 1998 was $107,529 and $2,302,261, respectively, equivalent to .22% per annum and .25% per annum, respectively, of the average daily net assets of each Series' Class A shares.

Class B

Under the 12b-1 Plan, each Series, with respect to its Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of a Series' shares (i) a 4% commission payment to Service Organizations in connection with the sale of the Class B shares and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares of a Series attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for the Series. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Series in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses that exceed such fees. If a Series' 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors or FEP Capital, L.P. with respect to its Class B shares. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 1998 was $99,487 and $8,288,106, respectively, or 1% per annum of the average daily net assets of each Series' Class B shares.

Class D

Under the 12b-1 Plan, each Series, with respect to its Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Series' Class D shares. The Fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares of a Series, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of the Series of a service fee of up to .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of the Series over the course of the one year immediately following the sale). The payment to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares of a Series, the entire 12b-1 fee attributable to such Class D shares of the Series is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in the Series. The total amount of distribution and service fees paid to Seligman Advisors in respect of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series for the year ended December 31, 1998 was $168,086 and $6,717,751, or 1% per annum of the average daily net assets of each Series' Class D shares.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Series may exceed the 12b-1 fees paid by the Series in that year. Each Series' 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year a Series is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 1998, Seligman Advisors has incurred $94,853 and $2,277,610 of unreimbursed expenses in respect of the U.S. Government Securities Series' and the High-Yield Bond Series' Class D shares, respectively, equal to 0.36% and 0.30%, respectively, of each Series' net assets at that date.

If the 12b-1 Plan is terminated in respect of Class D shares of a Series, no amounts (other than amounts accrued but not yet paid) would be owed by the Series to Seligman Advisors with respect to its Class D shares.

Payments made by the U.S. Government Securities Series under its 12b-1 Plan for the year ended December 31, 1998, were spent on the following activities in the following amounts:

                                            Class A       Class B       Class D
                                            -------       -------       -------

Compensation to underwriters                    --            --        $ 39,600

Compensation to broker/dealers              $107,529      $ 24,971      $128,486

Other*                                          --        $ 74,516          --

* Payment is made to FEP Capital, L.P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.

Payments made by the High-Yield Bond Series under its 12b-1 Plan for the year ended December 31, 1998, were spent on the following activities in the following amounts:

                                           Class A       Class B       Class D
                                           -------       -------       -------

Compensation to underwriters                    --            --      $3,014,318

Compensation to broker/dealers            $2,302,261    $2,090,300    $3,703,433

Other*                                          --      $6,197,806          --

* Payment is made to FEP Capital, L. P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was originally approved with respect to each Series on April 8, 1986 by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (the "Qualified Trustees") and by the shareholders of each Series at a meeting of shareholders on April 10, 1986. The Plan was approved in respect of the Class D shares of both Series on July 15, 1993 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class D shares of both Series on September 21, 1993. The Plan was approved in respect of the Class B shares of the High-Yield Bond Series on March 21, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Bond Series on April 22, 1996. The Plan was approved in respect of the Class B shares of the U.S. Government Securities Series on September 19, 1996 by the Board of Trustees of the Fund, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the U.S. Government Securities Series on January 1, 1997. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each Series' Prospectus) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.


The 12b-1 Plans require that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.

Seligman Services acts as the broker/dealer of record for shareholder accounts of each Series that do not have a designated financial advisor and receives compensation from each Series pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For years ended December 31, 1998, 1997 and 1996, Seligman Services received distribution and service fees from the U.S. Government Securities Series' 12-b-1 Plan in the amounts of $16,822, $13,630 and $12,113, respectively. For the years ended December 31, 1998, 1997 and 1996, Seligman Services received distribution and service fees from the High-Yield Bond Series' 12b-1 Plan in the amounts of $55,399, $35,679 and $20,797, respectively.

                   Portfolio Transactions and Other Practices

Portfolio Transactions


Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities for each Series of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Series will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. The Management Agreement recognizes that in the purchase and sale of portfolio securities, Seligman will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to Seligman for its use in connection with its services to the Fund as well as to other clients.


Dealer Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to a Series. In addition, Seligman is authorized to place orders with dealers who provide supplemental investment and market research and security and economic analysis although the use of such dealers may result in a Series paying a higher spread, than the use of dealers selected solely on the basis of seeking the most favorable price and execution.

Directed Brokerage

During the year ended December 31,1998, neither Series of the Fund nor Seligman directed any of the Fund's portfolio transactions to a dealer because of research services provided.


Regular Broker-Dealers

During the year ended December 31, 1998, neither Series of the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value. The Trustees also have the power to create additional series of shares. At present, shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the U.S. Government Securities Series and the High-Yield Bond Series. Shares of beneficial interest of the U.S. Government Securities Series and the High-Yield Bond Series are divided into three classes (Class A, Class B and Class D). Each share of beneficial interest of the U.S. Government Securities Series and the High-Yield Bond Series respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Massachusetts law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares of each Series entitle their holders to one vote per share. Each Series' shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund.

Other Securities

The Fund has no authorized securities other than the above-mentioned shares.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in each Series' Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in each Series' Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in each Series' Prospectus, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.



Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares of by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in each Series' Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.


Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.


Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside trustees;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) and in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares of each Series that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares of each Series are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%


Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and capital gain distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Series acquired by exchange will be subject to the Series' CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.


Class D


Class D shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares of each Series are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


Systematic Withdrawals. Class B and Class D shareholders of each Series who reinvest both their dividends and capital gain distributions to purchase additional shares of each Series, respectively, may use the Series' Systematic Withdrawal Plan to withdraw up to 12% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B and Class D shares of each Series (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, or Class D shares of a Series sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for shares of a Series sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for either Series' shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security of a Series, or (2) if Seligman determines that the offered securities are a suitable investment for a Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares of a Series with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for shares of the Series at any time without notice. The Fund will not accept restricted securities in payment for Series shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. Any securities accepted by the Fund in payment for Fund shares will have an active and substantial market and have a value that is readily ascertainable.


Fund Reorganizations

Class A shares of each Series may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of a Series' shares if the Series is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell shares of a Series of the Fund, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Series is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the NAV of Series shares might be materially affected. NAV per share for a class of a Series is computed by dividing such class's share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.


Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Trustees. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Premiums received on the sale of call options will be included in the net asset value, and current market value of the options sold by a Series will be subtracted from net asset value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Series shares.


Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of a Series are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of a Series of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares of each Series are sold with a maximum initial sales charge of 4.75% and Class B and Class D shares of each Series are sold at NAV(1). Using each Class's NAV at December 31, 1998, the maximum offering price of each Series' shares is as follows:

                                                           U.S. Government          High-Yield
                                                           Securities Series        Bond Series

Class A
     Net asset value per share                                   $7.09                 $6.95


     Maximum sales charge (4.75% of offering price)                .35                   .35
                                                                 -----                 -----


     Offering price to public                                    $7.44                 $7.30
                                                                 =====                 =====

Class B
     Net asset value and offering price per share(1)             $7.11                 $6.95
                                                                 =====                 =====

Class D
     Net asset value and offering price per share(1)             $7.11                 $6.95
                                                                 =====                 =====


----------
(1) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.

Redemption in Kind

The procedures for selling a Series' shares under ordinary circumstances are set forth in each Series' Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             Taxation of each Series

Each Series is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of the Series' net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from a Series capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Series.

In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Series. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.


Each Series of the Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Series. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.


Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any of its undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of each Series of the Fund. Seligman Advisors accepts orders for the purchase of Series' shares, which are offered continuously. As general distributor of each Series' shares, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the U.S. Government Securities Series for the years ended December 31, 1998, 1997 and 1996, amounted to $61,590, $41,143 and $87,346, respectively, of which $6,123,
$4,683 and $9,862, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class A shares of the High-Yield Bond Series for the years ended December 31, 1998, 1997 and 1996, amounted to $9,774,182, $9,142,834 and $6,175,936, respectively, of which $1,128,663,
$1,047,484 and $709,561, respectively, was retained by Seligman Advisors.

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from each Series during its year ended December 31, 1998:

                             Net Underwriting       Compensation on
                              Discounts and         Redemptions and
                               Commissions            Repurchases
                              (Class A Sales     (CDSC on Class A and        Brokerage        Other
   Fund                      Charge Retained)      Class D Retained)        Commissions   Compensation(1)
   ----                      ----------------    --------------------       -----------   ---------------
   U.S. Government
   Securities Series                $6,123               $11,570              $0               $5,872

   High-Yield Bond Series       $1,128,663              $452,723              $0             $578,678

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the year ended December 31, 1998 are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of each Series of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data


The annualized yield for the 30-day period ended December 31, 1998 for the Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 4.40% and 9.88%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the net amount invested) on December 31, 1998, which was the last day of this period. The average number of Class A shares of the U.S. Government Securities Series and the High-Yield Bond Series was 7,953,669 and 150,661,452, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. The annualized yield for the 30-day period ended December 31, 1998 for the Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3.70% and 9.61%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1998, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3,495,121 and 146,652,623, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. The annualized yield for the 30-day period ended December 31, 1998 for the Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3.70% and 9.61%, respectively. The annualized yield was computed by dividing each Series' net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 1998, which was the last day of this period. The average number of Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series was 3,765,640 and 109,493,120, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in each Series' Prospectus.

The average annual total returns for the Class A shares of the U.S. Government Securities Series for the one-, five-, and ten-year periods ended on December 31, 1998 were 3.35%, 4.88% and 6.70%, respectively. The average annual total returns for the Class A shares of the High Yield Bond Series for the one-, five-, and ten-year periods ended on December 31, 1998 were (3.54)%, 9.01% and 10.74%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and capital gain distributions by the Series over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption (i.e., the average annual compound rate of return). The average annual total return for the Class B shares of the U.S. Government Securities Series for the one year period and for the period January 1, 1997 (commencement of operations) through December 31, 1998 was 2.78% and 5.68%, respectively. The average annual total returns for the Class B shares of the High-Yield Bond Series for the one-year period and for the period April 22, 1996 (commencement of operations) through December 31, 1998 were (4.03)% and 7.44%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by each Series' Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the period the entire amount was redeemed, subtracting the applicable CDSC. The average annual total returns for the Class D shares of the U.S. Government Securities Series for the one- and five-year periods and for the period September 21, 1993 (commencement of operations) through December 31, 1998 were 6.78%, 5.01% and 4.61%, respectively. The average annual total returns for the Class D shares of the High-Yield Bond Series for the one- and five-year periods and for the period September 21, 1993 (commencement of operations) through December 31, 1998 were (0.35)%, 9.17% and 9.58%, respectively. These amounts were computed assuming that all of the dividends and gain distributions paid by each Series' Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

Table A below illustrates the total return (income and capital) on Class A shares of each Series of the Fund with dividends invested and capital gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class A shares of the U.S. Government Securities Series, assuming payment of the 4.75% sales charge, made on December 31, 1988 had a value of $1,913 on December 31, 1998, resulting in an aggregate total return of 91.32%; and a $1,000 investment in Class A shares of the High-Yield Bond Series, assuming payment of the 4.75% sales charge, made on December 31, 1988 had a value of $2,774 on December 31, 1998, resulting in an aggregate total return of 177.42%. Table B illustrates the total return (income and capital) on Class B shares of the U.S. Government Securities Series and the High-Yield Bond Series with dividends invested and capital gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class B shares of the U.S. Government Securities Series, made on January 1, 1997 (commencement of offering of Class B shares), had a value of $1,117 on December 31, 1998, after payment of the 4% CDSC, resulting in an aggregate total return of 11.66%; and a $1,000 investment in Class B shares of the High-Yield Bond Series, made on April 22, 1996 (commencement of offering of Class B shares), had a value of $1,213 on December 31, 1998, after payment of the 3% CDSC, resulting in an aggregate total return of 21.31%. Table C illustrates the total return (income and capital) on Class D shares of the U.S. Government Securities Series and the High-Yield Bond Series with dividends invested and capital gain distributions, if any, taken in shares. It shows that a $1,000 investment in Class D shares of the U.S. Government Securities Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,268 on December 31, 1998, resulting in an aggregate total return of 26.85% and a $1,000 investment in Class D shares of the High-Yield Bond Series made on September 21, 1993 (commencement of offering of Class D shares) had a value of $1,621 on December 31, 1998, resulting in an aggregate total return of 62.08%. The results shown should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of either Series today.


                            TABLE A - CLASS A SHARES

                                                 Value of
Period/Year                  Value of           Capital Gain        Value of                              Total
 Ended(1)              Initial Investment(2)   Distributions       Dividends     Total Value(2)        Return(1,3)
-----------            ---------------------   -------------       ---------     --------------        -----------
U.S. Government
Securities Series
-----------------
12/31/89                     $  950                $ --             $   91           $1,041
12/31/90                        930                  --                177            1,107
12/31/91                        985                  --                278            1,263
12/31/92                        970                  --                366            1,336
12/31/93                        969                  --                466            1,435
12/31/94                        873                  --                507            1,380
12/31/95                        965                  --                665            1,630
12/31/96                        906                  --                719            1,625
12/31/97                        928                  --                836            1,764
12/31/98                        957                  --                956            1,913              91.32%


High-Yield
Bond Series

12/31/89                     $  868                $ --             $  121          $  989
12/31/90                        707                  --                210              917
12/31/91                        809                  --                390            1,199
12/31/92                        871                  --                568            1,439
12/31/93                        941                  --                774            1,715
12/31/94                        862                  --                867            1,729
12/31/95                        944                  --              1,143            2,087
12/31/96                        984                  --              1,412            2,396
12/31/97                      1,024                  --              1,714            2,738
12/31/98                        943                   7              1,824            2,774             177.42%

                            TABLE B - CLASS B SHARES

                                                 Value of
Period/Year                 Value of           Capital Gain        Value of                              Total
 Ended(1)              Initial Investment(2)   Distributions       Dividends     Total Value(2)        Return(1,3)
-----------            ---------------------   -------------       ---------     --------------        -----------
U.S. Government
Securities Series

12/31/97                     $1,024                $ --             $   49          $1,073
12/31/98                      1,016                  --                101           1,117               11.66%


High-Yield
Bond Series

12/31/96                     $1,028                $ --             $   63          $1,091
12/31/97                      1,070                  --                166           1,236
12/31/98                        955                   3                255           1,213               21.31%

                            TABLE C - CLASS D SHARES

                                                 Value of
Year                        Value of           Capital Gain        Value of                              Total
Ended(1)               Initial Investment(2)   Distributions       Dividends     Total Value(2)        Return(1,3)
--------               ---------------------   -------------       ---------     --------------        -----------
U.S. Government
Securities Series
-----------------
12/31/93                     $  982                $ --             $   12          $  994
12/31/94                        884                  --                 59             943
12/31/95                        977                  --                128           1,105
12/31/96                        919                  --                176           1,095
12/31/97                        940                  --                237           1,177
12/31/98                        970                  --                298           1,268               26.85%

High-Yield
Bond Series
12/31/93                     $1,030                $ --             $   15          $1,045
12/31/94                        942                  --                100           1,042
12/31/95                      1,033                  --                214           1,247
12/31/96                      1,077                  --                346           1,423
12/31/97                      1,121                  --                491           1,612
12/31/98                      1,031                   4                586           1,621               62.08%


(1) For the ten years ended December 31, 1998 for Class A shares; from commencement of offering of Class B shares of the U.S. Government Securities Series on January 1, 1997, commencement of offering of Class B shares of the High-Yield Bond Series on April 22, 1996, and from commencement of offering of Class D shares on September 21, 1993.

(2) The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales charge or CDSC, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value" reflects the effect of the CDSC, if applicable, assumes investment of all dividends and capital gain distributions and reflects changes in the net asset value.

(3) "Total Return" for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales charge on Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B or Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

A Series of the Fund may from time to time, make reference in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of a Series' Class A, Class B and Class D shares, respectively, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. A Series may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.


A Series' advertising or promotional material may make reference to the Series' "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of a Series, as compared to that of the overall market. Standard deviation measures how widely a Series' performance has varied from its average performance, and is an indicator of a Series' potential for volatility. Alpha measures the difference between the returns of a Series and the returns of the market, adjusted for volatility.

                              Financial Statements

The Annual Reports to shareholders for the year ended December 31, 1998 contains schedules of the investments of each of the Fund's Series as of December 31, 1998 as well as certain other financial information as of the applicable date. The financial statements and notes included in the Annual Reports, and the Independent Auditors' Reports thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this Statement of Additional Information.

                               General Information

Information About Business Trusts. As indicated in each Series' Prospectus, the Fund is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Fund's Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Fund into any number of other Series without further action by shareholders. The 1940 Act requires that where more than one Series exists, each Series must be preferred over all other Series in respect of assets specifically allocated to such Series.

As a general matter, the Fund will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Fund or any Series to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new Series, abolishing Series when there are no units thereof outstanding, changing the name of the Fund or the name of any Series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (f) with respect to such additional matters relating to the Fund as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Fund, any registration of the Fund with the Securities and Exchange Commission (the "Commission") or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such

Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.


The shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of the Fund's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless it is clear that the interests of such Series in the matter are substantially identical or that the matter does not significantly affect any interest of such Series. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Series' assets for any shareholder held personally liable for obligations of such Series.

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset values for each Series of the Fund.


Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                   Appendix A

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
DEBT SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high Financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICE (S&P)
DEBT SECURITIES

AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   Appendix B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War -Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.

o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                                     SELIGMAN
                               --------------
                                   HIGH-YIELD

                                  BOND SERIES




                                   [GRAPHIC]

                                 ANNUAL REPORT

                                DECEMBER 31, 1998

                                   ----------

                                   Seeking to
                                    Maximize
                                Current Income by
                                 Investing in a
                                   Diversified
                                  Portfolio of
                                  High-Yielding
                                 Corporate Bonds

                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                               ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTOGRAPH]
James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15



Notes to Financial Statements .............................................   16
Financial Highlights ......................................................   19
Report of Independent Auditors ............................................   21
Federal Tax Status of 1998 Dividend and
   Gain Distributions for Taxable Accounts ................................   22
Trustees ..................................................................   23
Executive Officers and For More Information ...............................   24
Glossary of Financial Terms ...............................................   25

TO THE SHAREHOLDERS

In an extremely difficult market environment, Seligman High-Yield Bond Series posted a total return of 1.32% based on the net asset value of Class A shares for the year ended December 31, 1998. This return outpaced the -0.44% total return of the Fund's peers, as measured by the Lipper High Current Yield average. The Fund's return lagged the 3.66% total return of the Merrill Lynch High Yield Master Index. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2. The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. The widely watched stock market measure, the S&P 500, rose 28.58% in 1998, the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 gave investors quite a ride. In fact, the past year was the most volatile for both stock and bond markets since 1987.

A number of factors led to the markets' volatility in 1998 -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Worldwide concern grew in August of 1998 when Russia defaulted on its debt and devalued its currency. Fear then spread to Latin America as Brazil struggled in vain to protect its currency, the real.

The uncertain international economic environment led investors everywhere to seek high-quality investments, particularly US Treasury securities. This "flight to quality," combined with the first Federal budget surplus in three decades, drove US Treasury bond yields to 30-year lows. (Bonds prices, which move in the opposite direction of their yields, headed higher.) The 30-year US Treasury bond yield closed the year at 5.09%, down from 5.92% on December 31, 1997. The yield had fallen as low as 4.70% before ending the year above the 5% level.

Although Seligman High-Yield Bond Series does not invest in emerging market debt, the performance of Seligman High-Yield Bond Series, along with the entire high-yield market, was hurt by the "flight to quality" that took place as investors worried about overseas events. These concerns caused high-yield bond funds with significant emerging market exposure to face redemptions from worried investors. These fund managers were forced to sell their domestic issues to meet these redemptions, causing an excess of supply in the high-yield market and a downward repricing of these issues.

The high-yield market rebounded in the fourth quarter as investors perceived that there was opportunity in high-yield bonds, which appeared to have been oversold. In addition, the high-yield market gained support from three rate cuts by the Federal Reserve Board. These actions strengthened investor confidence because they confirmed the Fed's resolve to protect the US economy from the global financial crisis. As we begin 1999, the US economy -- which continues to enjoy subdued inflation, low interest rates, and the first Federal budget surplus in three decades -- should provide a supportive backdrop for high-yield issuers, allowing defaults to remain modest.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman High-Yield Bond Series in 1998. We look forward to serving your investment needs in 1999.

By order of the Trustees,

/s/ William Morris

William C. Morris
Chairman


                                   \s\ Brian T. Zino

                                   Brian T. Zino
                                   President
January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
DANIEL J. CHARLESTON

Q.   How did the Fund perform in 1998?

A. The Fund performed relatively well last year, outperforming most high-yield mutual funds, while underperforming relative to the Merrill Lynch High Yield Master Index, which has significantly more BB-rated bonds than the Fund. The first, second, and fourth quarters were quite strong for the Fund, but the events of the third quarter offset most of that gain. Overall, the Fund was up 1.32% based on the net asset value of Class A shares, the Merrill Lynch High Yield Master Index was up 3.66%, and the Lipper High Current Yield average returned -0.44%.

Q.   How was performance affected in the third quarter?

A. A highly unusual series of events combined to force a liquidity squeeze on the high-yield market. These adverse events included a collapse in equity markets, the Asian and Russian financial crises, and the bailout of Long-Term Capital Management (LTCM). Any one of these events taken individually would have been shrugged off by the market; however, because they all hit at once, the market became illiquid.

Q. Why did events in emerging markets affect the Fund if the Fund does not invest in those markets?

A. As far as emerging market debt is concerned, Russia and a number of Asian countries had issued a considerable amount of high-yield bonds over the past few years. When default rumors started, the mutual funds that had direct emerging market exposure faced significant redemptions. In order to meet their redemptions, those funds sold their most stable assets -- their domestic high-yield issues. While Seligman High-Yield Bond Fund has made it a policy not to have direct emerging market exposure, the selling pressure that was created by those funds with emerging market exposure led to downward repricing of domestic high-yield issues, which hurt your Fund's performance.

Q.   What about the equity markets' impact on the high-yield market?

A. A strong equity market is positive for high-yield issuers, because it represents another potential source of financing. When stock prices started to decline in the third quarter, the initial and secondary markets for stocks dried up. Therefore, many high-yield issuers lost this potential source of financing and, thus, some financial flexibility.

Q.   How did the bailout of LTCM affect the high-yield market?

A. When the bailout of LTCM was announced, downward pricing pressure occurred because LTCM had significant high-yield investments. Unfortunately, because LTCM was so secretive about its holdings, investors could not predict what bonds would be impacted most, so the entire market repriced downward.

Q.   Why did the high-yield market snap back in the fourth quarter?

A. The market rebounded in the fourth quarter for a number of reasons, the most compelling being that

[PHOTO]

High-yield Team: (standing from left) Deborah Joseph (Administrative Assistant), TimFinn, Jeanne Cruz, James Didden, (seated) Brian Hessel, Daniel J. Charleston (Portfolio Manager)

--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Daniel J. Charleston. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Charleston draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

--------------------------------------------------------------------------------
     investors stepped up to buy in an oversold market. Mutual fund investors, pension funds, and insurance companies poured billions of dollars into high-yield bonds in the fourth quarter. Other important factors included Federal Reserve Chairman Alan Greenspan's positive statements, the Federal Reserve's rate cuts, and the recovery of the equity markets.

Q.   Which sectors of the high-yield market performed well for the year?

A. Defensive sectors such as cable, publishing, and gaming all did well in 1998. Cable got a boost from AT&T's purchase of TCI and Paul Allen's purchases of Marcus and Charter Communications. Everybody seems to be endorsing cable as the next generation carrier of video, telephone, and Internet access. In publishing, we increased the Fund's exposure to Liberty Group Publishing and Regional Independent Media, which are both regional newspaper chains. In gaming, we like the prospects for Atlantic City, but feel that the Las Vegas Strip may be slightly overexpanded.

Q.   Which sectors underperformed?

A. The high-yield bonds that suffered the most were those issued by companies that require additional funding to meet their respective business plans.
     Fortunately, the Fund's exposure to those issues was minimal. An area particularly hit hard was nursing homes. The prospective payment system recently put in place has created some short-term challenges in this area, but we think that there are long-term opportunities in nursing home providers. In our opinion, this sector was oversold in 1998.

Q.   Which sectors did you add to in 1998?

A. The most significant additions were in health care, paging, publishing, and rural cellular providers.

Q.   Have there been any changes to your team this year?

A. Yes. James Didden joined as an Investment Associate. James has both investment and legal experience with his most recent work as a tax specialist. James has already made a significant contribution to the team.

Q.   What is your outlook?

A. The US economy is sound -- modest GDP growth, low interest rates, and the first Federal budget surplus in three decades. Defaults in the high-yield market should remain modest. Technicals are positive. All these factors point to a good environment for issuers with well-grounded credit fundamentals.

     In this environment, our investment strategy remains unchanged. We prefer domestic issuers with predictable cash flows, dominant market shares, high cash flow margins which are indicative of pricing power, and strong management teams. We have no emerging market exposure, and we avoid purchasing defaulted and distressed bonds.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman High-Yield Bond Series Class A shares for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper High Current Yield and the Merrill Lynch High Yield Master Index (Merrill High Yield Master Index) for the same period. The results for Seligman High-Yield Bond Series Class A shares were determined with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares. The performances of Seligman High-Yield Bond Series Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the Lipper High Current Yield and the Merrill High Yield Master Index exclude the effect of fees and/or sales charges.

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Seligman High-Yield Bond
                            Series Class A                         Merrill
                      -------------------------       Lipper      High Yield
                       Without          With       High Current     Master
                      Sales Load     Sales load       Yield         Index
                      ----------     ----------       -----         -----
       12/31/88         $10,000        $9,525        $10,000       $10,000
        3/31/89         $10,190        $9,706        $10,175       $10,209
        6/30/89         $10,581       $10,079        $10,485       $10,576
        9/30/89         $10,586       $10,083        $10,337       $10,577
       12/31/89         $10,384        $9,891         $9,906       $10,423
        3/31/90          $9,998        $9,523         $9,529       $10,206
        6/30/90         $10,341        $9,850         $9,936       $10,646
        9/30/90          $9,899        $9,429         $9,237       $10,000
       12/31/90          $9,629        $9,171         $8,939        $9,970
        3/31/91         $10,805       $10,292        $10,215       $11,329
        6/30/91         $11,398       $10,857        $10,914       $12,027
        9/30/91         $12,129       $11,553        $11,644       $12,734
       12/31/91         $12,585       $11,987        $12,232       $13,418
        3/31/92         $13,736       $13,084        $13,238       $14,431
        6/30/92         $14,134       $13,463        $13,658       $14,952
        9/30/92         $14,909       $14,201        $14,218       $15,634
       12/31/92         $15,111       $14,393        $14,375       $15,856
        3/31/93         $16,168       $15,401        $15,346       $16,840
        6/30/93         $16,850       $16,050        $16,052       $17,512
        9/30/93         $17,147       $16,333        $16,349       $17,957
       12/31/93         $18,010       $17,155        $17,094       $18,580
        3/31/94         $17,902       $17,052        $16,930       $18,236
        6/30/94         $17,885       $17,035        $16,713       $18,025
        9/30/94         $17,965       $17,112        $16,680       $18,270
       12/31/94         $18,151       $17,289        $16,455       $18,363
        3/31/95         $19,096       $18,189        $17,185       $19,470
        6/30/95         $20,277       $19,314        $18,099       $20,705
        9/30/95         $21,214       $20,206        $18,672       $21,309
       12/31/95         $21,911       $20,871        $19,226       $22,017
        3/31/96         $22,788       $21,706        $19,774       $22,338
        6/30/96         $23,295       $22,188        $20,168       $22,644
        9/30/96         $24,314       $23,159        $21,122       $23,528
       12/31/96         $25,159       $23,964        $21,891       $24,452
        3/31/97         $24,968       $23,782        $22,044       $24,709
        6/30/97         $26,519       $25,259        $23,219       $25,883
        9/30/97         $28,145       $26,808        $24,458       $26,895
       12/31/97         $28,747       $27,382        $24,790       $27,589
        3/31/98         $30,045       $28,618        $25,856       $28,359
        6/30/98         $30,371       $28,929        $25,949       $28,835
        9/30/98         $28,315       $26,970        $24,053       $27,803
       12/31/98         $29,126       $27,743        $24,716       $28,601

     The securities in which the Fund invests are subject to greater risk of loss of principal and interest than are higher-rated investment-grade bonds. Investors should carefully assess the risks associated with an investment in this Fund.

     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                                AVERAGE ANNUAL
                                                     -----------------------------------------------------------------------
                                                                                                    CLASS B         CLASS D
                                                                                                     SINCE           SINCE
                                      SIX             ONE            FIVE              10          INCEPTION       INCEPTION
                                   *MONTHS*          YEAR            YEARS            YEARS         4/22/96         9/21/93
                                   --------          ----            -----            -----        ---------       ---------
Class A**
With Sales Charge                   (8.66)%         (3.54)%           9.01%          10.74%            n/a              n/a
Without Sales Charge                (4.10)           1.32            10.09           11.28             n/a              n/a

Class B**
With CDSC+                          (9.03)          (4.03)             n/a             n/a            7.44%             n/a
Without CDSC                        (4.46)           0.57              n/a             n/a            8.40              n/a

Class D**
With 1% CDSC                        (5.50)          (0.35)             n/a             n/a             n/a              n/a
Without CDSC                        (4.59)           0.57             9.17             n/a             n/a             9.58%

Lipper High Current Yield***        (4.75)          (0.44)            7.65            9.47            8.35++           8.18+++

Merrill Lynch High Yield
  Master Index***                   (0.81)           3.66             9.01           11.08            9.69++           9.27+++

NET ASSET VALUE

              DECEMBER 31, 1998         JUNE 30, 1998         DECEMBER 31, 1997
              ------------------       --------------       --------------------
Class A             $6.95                   $7.61                   $7.55
Class B              6.95                    7.61                    7.55
Class D              6.95                    7.62                    7.55

DIVIDEND,  CAPITAL GAIN, AND YIELD  INFORMATION  For the Year Ended December 31,
1998

                                                                                 CAPITAL
                        DIVIDENDS@         YIELD@@                             GAIN (LOSS)
                       -----------         ------                             ------------
Class A                 $0.6879             9.88%               Paid             $0.021##                WEIGHTED AVERAGE
Class B                  0.6333             9.61                Realized         (0.003)                   Maturity  7.82 years
Class D                  0.6333             9.61                Unrealized       (0.351)ss.


RATINGS#
December 31, 1998

                                MOODY'S     S&P
                              ---------- --------
Baa/BBB                            --       0.6%
Ba/BB                             3.7%      5.3
B/B                              77.1      71.5
Caa/CCC                          14.9      17.5
C/C                                --       0.4
Non-rated                         4.3       4.7


The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper High Current Yield and the Merrill Lynch High Yield Master Index are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield is used in the Performance Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 3% since inception.

++   From April 30, 1996.

+++  From September 30, 1993.

@ Represents per share amount paid or declared during the year ended December 31, 1998.

@@ Current yield, representing the annualized yield for the 30-day period ended December 31, 1998, has been computed in accordance with SEC regulations and will vary.

#    Percentages based on current market values of long-term holdings.

## Represents realized gains from 1997, which were paid on June 17, 1998.

ss. Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW


Diversification of Net Assets
December 31, 1998

                                                                                                      PERCENT OF NET ASSETS
                                                                                                           DECEMBER 31,
                                                                                                      ---------------------
                                                   ISSUES          COST                 VALUE            1998       1997
                                                   ------     --------------       --------------       -----       -----
CORPORATE BONDS, CONVERTIBLE ISSUES,
   AND PREFERRED STOCKS:
   Advertising ..............................         1       $   10,726,125       $   11,070,000         0.4         0.6
   Agriculture ..............................        --                   --                   --          --         0.4
   Automotive and Related ...................         1            5,114,062            5,000,000         0.2          --
   Broadcasting .............................        10          101,187,342          115,278,574         4.0         5.3
   Cable Systems and Satellite Video ........        15          262,994,848          256,432,155         9.0        13.1
   Cellular .................................         5          109,228,500          107,887,068         3.8         2.7
   Chemicals ................................         2           46,485,953           44,475,000         1.6         1.0
   Computer and Related Services ............         4           65,992,935           51,753,250         1.8         4.1
   Consumer Products ........................        13          161,464,555          140,256,500         4.9         3.8
   Containers ...............................         1           20,858,194           20,600,000         0.7         1.1
   Energy ...................................         3           29,223,705           24,695,875         0.9         0.6
   Equipment ................................         3           43,548,276           43,915,600         1.5         1.1
   Financial Services .......................         4           64,879,838           54,138,750         1.9         2.3
   Food .....................................         8          130,911,926          114,489,773         4.0         3.8
   Gaming/Hotel .............................        10          219,803,895          213,176,500         7.5        11.1
   Health Care/Medical Products .............        10          188,493,798          180,099,550         6.3         4.9
   Industrial/Manufacturing .................         8          108,410,986          106,442,795         3.8         1.8
   Leisure ..................................         4           56,565,584           52,331,937         1.8         2.3
   Metals ...................................         2           37,419,592           27,711,500         1.0         1.7
   Paging ...................................         5          154,081,648          152,589,000         5.3         5.1
   Paper and Packaging ......................         1           21,556,651           18,430,125         0.6         1.1
   Printing and Publishing ..................        11          179,335,267          174,776,569         6.1         2.3
   Record Storage ...........................         1            8,250,625            8,325,000         0.3         0.5
   Retailing ................................         5           71,097,616           70,490,000         2.5         1.4
   Supermarkets .............................         3           56,256,468           57,517,500         2.0         2.0
   Technology ...............................         6          139,758,970          127,306,578         4.4         3.4
   Telecommunications .......................        34          481,541,954          455,798,492        15.9        14.2
   Textiles .................................         1           11,703,163           12,161,250         0.4          --
   Theaters .................................         1           23,039,060           16,706,250         0.6         1.2
   Transportation ...........................         1           23,240,568           23,737,500         0.8         0.7
   Utilities ................................         1           10,914,913           12,076,048         0.4         0.6
                                                    ---       --------------       --------------       -----       -----
                                                    174        2,844,087,017        2,699,669,139        94.4        94.2
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES ............         2          158,492,546          158,492,546         5.6         5.8
                                                    ---       --------------       --------------       -----       -----
NET ASSETS ..................................       176       $3,002,579,563       $2,858,161,685       100.0       100.0
                                                    ===       ==============       ==============       =====       =====

Largest Industries
December 31, 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                          Percent of
                                          Net Assets    AMOUNT
                                          ---------     ------
TELECOMMUNICATIONS                          15.90%      $455,798,492
CABLE SYSTEMS AND SATELLITE VIDEO            9.00%       256,432,155
GAMING/HOTEL                                 7.50%       213,176,500
HEALTH CARE/MEDICAL PRODUCTS                 6.30%       180,099,550
PRINTING AND PUBLISHING                      6.10%       174,776,569

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months

                                               PRINCIPAL AMOUNT OR SHARES
                                            -------------------------------
                                                                 HOLDINGS
ADDITIONS                                    INCREASE            12/31/98
---------                                   -----------         -----------
CORPORATE BONDS:
ALARIS Medical
    0% (11 1/8%), 8/1/2008 .............    $26,000,000         $26,000,000
Centennial Cellular
    10 3/4%, 12/15/2008 ................     20,000,000          20,000,000
Golden Sky Systems
    12 3/8%, 8/1/2006 ..................     30,000,000          30,000,000
Metrocall
    11%, 9/15/2008 .....................     22,650,000          22,650,000
Price Communications
    Cellular Holdings
    11 1/4%, 8/15/2008 .................     18,400,000          18,400,000
Sun Healthcare Group
    9 1/2%, 7/1/2007 ...................     15,200,000          26,700,000
Texas Petrochemicals
    11 1/8%, 7/1/2006 ..................     12,000,000          30,000,000
Trump Atlantic City Funding
    11 1/4%, 5/1/2006 ..................     12,500,000          52,500,000
Verio 11 1/4%, 12/1/2008 ...............     13,200,000          13,200,000

PREFERRED STOCKS:
Crown Castle International
    12 3/4% ............................         15,255 shs.         15,255 shs.



                                                    PRINCIPAL AMOUNT
                                             -------------------------------
                                                                  HOLDINGS
REDUCTIONS                                    DECREASE            12/31/98
----------                                   -----------         -----------
CORPORATE BONDS:
Centennial Cellular
    10 1/8%, 5/15/2008 .................     $ 9,500,000                  --
Clearview Cinema Group
    10 7/8%, 6/1/2008 ..................      10,000,000                  --
Diamond Triumph Automotive
    9 1/4%, 4/1/2008 ...................       8,675,000         $ 5,000,000
ITCDeltaCom
    11%, 6/1/2007 ......................       7,500,000                  --
MJD Communications
    9 1/2%, 5/1/2008 ...................       5,805,000                  --
Premier Parks
    12%, 8/15/2003 .....................       7,250,000                  --
Premier Parks
    0% (10%), 4/1/2008 .................      15,000,000                  --
Ryder TRS 10%, 12/1/2006 ...............      15,000,000                  --
Sprint Spectrum
    11%, 8/15/2006 .....................      15,000,000                  --
Unisys 12%, 4/15/2003 ..................       5,000,000          15,000,000


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                                                VALUE
-------                                                              -----------
Paging Network 10%,
    10/15/2008 ..........................................            $55,728,750
Trump Atlantic City Funding
    11 1/4%, 5/1/2006 ...................................             46,462,500
Casino America
    12 1/2%, 8/1/2003 ...................................             41,663,125
Intermedia Capital Partners IV
    11 1/4%, 8/1/2006 ...................................             40,115,000
EchoStar DBS
    12 1/2%, 7/1/2002 ...................................             38,692,500
Advanced Micro Devices 11%,
    8/1/2003 ............................................             37,450,000
Price Communications Wireless
    11 3/4%, 7/15/2007 ..................................             37,100,000
NEXTLINK Communications
    12 1/2%, 4/15/2006 ..................................             36,890,000
Viasystems 9 3/4%,
    6/1/2007 ............................................             35,250,000
Pinnacle Holdings
    0% (10%), 3/15/2008 .................................             33,076,250

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT
                                        OR WARRANTS          VALUE
                                        -----------     ---------------
CORPORATE BONDS 86.6%

ADVERTISING  0.4%
Adams Outdoor Advertising
   10 3/4%, due 3/15/2006               $10,250,000      $   11,070,000
                                                         --------------
AUTOMOTIVE AND
  RELATED  0.2%
Diamond Triumph Automotive
   9 1/4%, due 4/1/2008*                  5,000,000           5,000,000
                                                         --------------
BROADCASTING  1.9%
Capstar Broadcassting
   10 3/4%, due 5/15/2006                11,000,000          12,100,000
Capstar Broadcasting Partners
   0% (12 3/4%+), due 2/1/2009           22,550,000          18,378,250
Cumulus Media 10 3/8%,
   due 7/1/2008                          11,000,000          11,715,000
Paxson Communications
   11 5/8%, due 10/1/2002                11,375,000          11,716,250
                                                         --------------
                                                             53,909,500
                                                         --------------
CABLE SYSTEMS AND
  SATELLITE VIDEO  8.3%
Avalon Cable Holdings 0%
   (11 7/8%+), due 12/1/2008*            16,780,000           9,417,775
Avalon Cable of Michigan
   Holdings 9 3/8%,
   due 12/1/2008*                         4,530,000           4,654,575
Charter Communications
   Southeast Holdings
   11 1/4%, due 3/15/2006                21,500,000          24,295,000
Charter Communications
   Southeast Holdings
   0% (14%+), due 3/15/2007              26,750,000          23,941,250
CSC Holdings 10 1/2%,
   due 5/15/2016                         13,675,000          16,136,500
Digital Television Services
   12 1/2%, due 8/1/2007                 17,500,000          19,162,500
EchoStar DBS 12 1/2%,
   due 7/1/2002                          33,500,000          38,692,500
Intermedia Capital Partners IV
   11 1/4%, due 8/1/2006                 35,500,000          40,115,000
Northland Cable Television
   10 1/4%, due 11/15/2007               13,500,000          14,276,250
Pegasus Communications
   9 3/4%, due 12/1/2006*                 6,020,000           6,065,150
Pegasus Communications
   (warrants expiring 1/1/2007)@                875 wts.         15,313
Rogers Cablesystems 11%,
   due 12/1/2015                        $22,250,000          26,143,750
TCI Satellite Entertainment
   10 7/8%, due 2/15/2007                39,500,000          13,232,500
                                                         --------------
                                                            236,148,063
                                                         --------------

                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------

CELLULAR  3.2%
American Cellular 101/2%,
   due 5/15/2008*                       $17,500,000      $   16,975,000
Centennial Cellular 103/4%,
   due 12/15/2008*                       20,000,000         20,000,000
Price Communications
   Cellular Holdings
   11 1/4%, due 8/15/2008                18,400,000          17,480,000
Price Communications Wireless
   11 3/4%, due 7/15/2007                35,000,000          37,100,000
                                                         --------------
                                                             91,555,000
                                                         --------------
CHEMICALS  1.6%
Koppers Industry 9 7/8%,
due 12/1/2007                            15,000,000          14,775,000
Texas Petrochemicals 11 1/8%,
   due 7/1/2006                          30,000,000          29,700,000
                                                         --------------
                                                             44,475,000
                                                         --------------
COMPUTER AND RELATED
  SERVICES  1.8%
DecisionOne 9 3/4%,
   due 8/1/2007                          22,250,000          10,346,250
DecisionOne Holdings 0%
   (11 1/2%+), due 8/1/2008              10,200,000           2,397,000
Unisys 12%, due 4/15/2003                15,000,000          16,875,000
Unisys 11 3/4%, due 10/15/2004           19,000,000          22,135,000
                                                         --------------
                                                             51,753,250
                                                         --------------
CONSUMER PRODUCTS  4.9%
AKI 10 1/2%, due 7/1/2008*                7,875,000           7,520,625
AKI Holding 0% (13 1/2%+),
   due 7/1/2009                           6,690,000           2,642,550
Albecca 10 3/4%,
   due 8/15/2008*                         4,455,000           4,388,175
Amscan Holdings 9 7/8%,
   due 12/15/2007                        15,750,000          14,568,750
Anchor Advanced Products
   11 3/4%, due 4/1/2004                 19,500,000          21,255,000
Diamond Brands 0%
   (12 7/8%+), due 4/15/2009             15,875,000           5,635,625
Diamond Brands Operating
   10 1/8%, due 4/15/2008                15,650,000          14,163,250
French Fragrances 10 3/8%,
   due 5/15/2007                         15,460,000          15,305,400
Global Health Sciences 11%,
   due 5/1/2008                          29,250,000          19,451,250
Iron Age 9 7/8%, due 5/1/2008            20,375,000          17,420,625
Iron Age Holding 0%
   (12 1/8%+), due 5/1/2009               6,550,000           2,980,250
Moll Industries 10 1/2%,
   due 7/1/2008                          10,500,000          10,342,500
Windmere-Durable Holdings
   10%, due 7/31/2008                     4,875,000           4,582,500
                                                         --------------
                                                            140,256,500
                                                         --------------

----------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
CONTAINERS  0.7%
U.S. Can 10 1/8%, due
   10/15/2006                           $20,000,000      $   20,600,000
                                                         --------------
ENERGY  0.9%
Abraxas Petroleum 11 1/2%,
   due 11/1/2004                         12,750,000           9,690,000
Universal Compression 0%
   (9 7/8%+), due 2/15/2008              10,175,000           6,155,875
Universal Compression
   Holdings 0% (11 3/8%+),
   due 2/15/2009                         14,750,000           8,850,000
                                                         --------------
                                                             24,695,875
                                                         --------------
EQUIPMENT  1.5%
Neff 10 1/4%, due 6/1/2008                8,675,000           8,544,875
Neff 10 1/4%, due 6/1/2008*               6,035,000           5,944,475
Williams Scotsman 9 7/8%,
   due 6/1/2007                          28,500,000          29,426,250
                                                         --------------
                                                             43,915,600
                                                         --------------
FINANCIAL SERVICES  1.9%
AMRESCO 10%,
   due 3/15/2004                         17,500,000          12,468,750
Dollar Financial Group 10 7/8%,
   due 11/15/2006                        17,250,000          17,508,750
Ocwen Capital Trust I 10 7/8%,
   due 8/1/2027                          16,000,000          12,880,000
Veritas Capital Trust 10%,
   due 1/1/2028                          12,500,000          11,281,250
                                                         --------------
                                                             54,138,750
                                                         --------------
FOOD  3.6%
AFC Enterprises 10 1/4%,
   due 5/15/2007                         16,545,000          17,289,525
Agrilink Foods 11 7/8%,
   due 11/1/2008*                         4,500,000           4,601,250
AmeriKing 10 3/4%,
   due 12/1/2006                         14,000,000          14,665,000
AmeriServe Food Distributors
   10 1/8%, due 7/15/2007                33,625,000          29,253,750
B&G Foods 9 5/8%,
   due 8/1/2007                          11,500,000          11,270,000
Carrols 9 1/2%, due 12/1/2008*            5,710,000           5,838,475
Packaged Ice 9 3/4%,
   due 2/1/2005                          19,750,000          19,848,750
                                                         --------------
                                                            102,766,750
                                                         --------------
GAMING/HOTEL  7.5%
Alliance Gaming 10%,
    due 8/1/2007                         10,000,000           9,050,000
Ameristar Casinos 10 1/2%,
   due 8/1/2004                          23,850,000          21,822,750


                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
GAMING/HOTEL (continued)
Aztar 13 3/4%,
   due 10/1/2004                        $ 8,500,000      $    9,456,250
Casino America 12 1/2%,
   due 8/1/2003                          37,450,000          41,663,125
Casino Magic of Louisiana
   13%, due 8/15/2003                    12,875,000          14,613,125
Coast Hotels & Casinos 13%,
   due 12/15/2002                        19,750,000          22,218,750
Fitzgeralds Gaming 12 1/4%,
   due 12/15/2004                        12,500,000           6,937,500
Showboat Marina Casino
   Partnership 13 1/2%,
   due 3/15/2003                         14,500,000          16,457,500
Trump Atlantic City Funding
   11 1/4%, due 5/1/2006                 52,500,000          46,462,500
Trump Hotels & Casino
   Resorts Funding 15 1/2%,
   due 6/15/2005                         23,000,000          24,495,000
                                                         --------------
                                                            213,176,500
                                                         --------------
HEALTH CARE/MEDICAL
  PRODUCTS  6.0%
Alaris Medical 9 3/4%,
   due 12/1/2006                         24,000,000          24,600,000
Alaris Medical 0% (11 1/8%+),
   due 8/1/2008*                         26,000,000          14,300,000
Alliance Imaging 9 5/8%,
   due 12/15/2005                        12,150,000          12,089,250
Dade International 11 1/8%,
   due 5/1/2006                          24,650,000          27,484,750
Everest Healthcare Services
   9 3/4%, due 5/1/2008                  20,000,000          19,900,000
Graphic Controls 12%,
   due 9/15/2005                         12,500,000          14,437,500
Paracelsus Healthcare 10%,
   due 8/15/2006                         22,175,000          20,068,375
Sun Healthcare Group
   9 1/2%, due 7/1/2007                  26,700,000          21,760,500
Vencor 9 7/8%,
   due 5/1/2005                          20,000,000          17,300,000
                                                         --------------
                                                            171,940,375
                                                         --------------
INDUSTRIAL/
  MANUFACTURING  3.5%
Airxcel 11%, due 11/15/2007              20,350,000          20,553,500

Alliance Laundry System
9 5/8%, due 5/1/2008*                    13,950,000          13,461,750
BPC Holding 12 1/2%,
   due 6/15/2006                         15,650,000          16,354,250
Coyne International Enterprises
   11 1/4%, due 6/1/2008                 12,000,000          11,820,000
Day International Group
   9 1/2%, due 3/15/2008                 12,500,000          12,281,250


----------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
INDUSTRIAL/
  MANUFACTURING(continued)
Great Lakes Acquisition
   0% (13 1/8%+), due
   5/15/2009                            $ 6,500,000         $ 3,347,500
Great Lakes Carbon
   10 1/4%, due 5/15/2008                20,575,000          20,832,187
                                                         --------------
                                                             98,650,437
                                                         --------------
LEISURE  1.8%
Affinity Group Holding
   11%, due 4/1/2007                     25,000,000          26,000,000
AMF Bowling Worldwide
   0% (12 1/4%+),
   due 3/15/2006                         15,250,000           8,768,750
AMF Group 10 7/8%,
   due 3/15/2006                          4,025,000           3,280,375
Premier Parks 9 1/4%,
   due 4/1/2006                          13,750,000          14,282,812
                                                         --------------
                                                             52,331,937
                                                         --------------
METALS  1.0%
Renco Metals 11 1/2%,
   due 7/1/2003                          16,650,000          17,232,750
Royal Oak Mines 12 3/4%,
   due 8/15/2006                         20,750,000          10,478,750
                                                         --------------
                                                             27,711,500
                                                         --------------
PAGING  5.3%
Metrocall 9 3/4%,
   due 11/1/2007                         26,000,000          24,960,000
Metrocall 11%,
   due 9/15/2008*                        22,650,000          22,876,500
Mobile Telecommunication
   Technologies 13 1/2%,
   due 12/15/2002                        22,500,000          25,593,750
Paging Network 10%,
   due 10/15/2008                        57,750,000          55,728,750
ProNet 11 7/8%,
   due 6/15/2005                         22,000,000          23,430,000
                                                         --------------
                                                            152,589,000
                                                         --------------
PAPER AND
  PACKAGING  0.6%
Crown Paper 11%,
   due 9/1/2005                          20,825,000          18,430,125
                                                         --------------
PRINTING
  AND PUBLISHING  5.3%
Advanstar Communications
   9 1/4%, due 5/1/2008                  19,525,000          19,720,250


                                         PRINCIPAL
                                          AMOUNT             VALUE
                                        -----------     ---------------
PRINTING AND
     PUBLISHING (continued)
American Lawyer Media
   9 3/4%, due 12/15/2007               $15,525,000      $   16,029,562
American Lawyer Media
   Holdings 0% (12 1/4%+),
   due 12/15/2008                         5,750,000           3,565,000
Liberty Group Publishing
   9 3/8%, due 2/1/2008                  15,000,000          14,775,000
Liberty Group Publishing
   0% (11 5/8%+), due 2/1/2009           26,500,000          14,707,500
NBC Acquisition 0% (10 3/4%+),
   due 2/15/2009                         35,750,000          20,735,000
Perry-Judd 10 5/8%,
   due 12/15/2007                        14,225,000          15,007,375
Regional Independent
   Media Group 10 1/2%,
   due 7/1/2008                          20,625,000          20,934,375
TransWestern Holdings 0%
   (11 7/8%+), due 11/15/2008            21,400,000          14,231,000
Von Hoffman Press 10 7/8%,
   due 5/15/2007*                        10,750,000          11,126,250
                                                         --------------
                                                            150,831,312
                                                         --------------
RECORD STORAGE  0.3%
Pierce Leahy 11 1/8%,
   due 7/15/2006                          7,500,000           8,325,000
                                                         --------------
RETAILING  2.5%
Central Tractor 10 5/8%,
   due 4/1/2007                          16,000,000          16,480,000
Cole National Group 9 7/8%,
   due 12/31/2006                        10,250,000          10,660,000
Frank's Nursery & Crafts
   10 1/4%, due 3/1/2008                  9,000,000           8,910,000
Musicland Group 9 7/8%,
   due 3/15/2008                         17,800,000          17,355,000
TM Group Holdings 11%,
   due 5/15/2008*                        17,000,000          17,085,000
                                                         --------------
                                                             70,490,000
                                                         --------------
SUPERMARKETS  2.0%
Jitney-Jungle Stores of
   America 12%,
   due 3/1/2006                          15,000,000          16,800,000
Jitney-Jungle Stores of
   America 10 3/8%,
   due 9/15/2007                         18,375,000          18,926,250
Pathmark Stores 11 5/8%,
   due 6/15/2002                         22,350,000          21,791,250
                                                         --------------
                                                             57,517,500
                                                         --------------

----------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                         PRINCIPAL
                                          AMOUNT
                                        OR WARRANTS          VALUE
                                        -----------     ---------------
TECHNOLOGY  4.1%
Advanced Micro Devices 11%,
   due 8/1/2003                         $35,000,000      $   37,450,000
Hadco 91/2%, due 6/15/2008               21,250,000          21,143,750
MCMS 93/4%, due 3/1/2008                 20,225,000          17,191,250
Therma-Wave 10 5/8%,
   due 5/15/2004                         15,000,000           7,575,000
Viasystems 9 3/4%,
   due 6/1/2007                          37,500,000          35,250,000
                                                         --------------
                                                            118,610,000
                                                         --------------
TELECOMMUNICATIONS  13.6%
BTI Telecom 10 1/2%,
   due 9/15/2007                         22,750,000          16,721,250
CapRock Communications
   12%, due 7/15/2008                    10,000,000           9,300,000
Crown Castle International
   0% (10 5/8%+), due 11/15/2007         17,750,000          12,513,750
Exodus Communications
   11 1/4%, due 7/1/2008                  4,720,000           4,743,600
Facilicom International
   10 1/2%, due 1/15/2008                26,500,000          21,332,500
GCI 9 3/4%, due 8/1/2007                 15,000,000          14,925,000
GlobalStar 11 1/4%,
   due 6/15/2004                         25,125,000          19,095,000
GlobalStar 10 3/4%,
   due 11/1/2004                          6,400,000           4,608,000
Golden Sky Systems 12 3/8%,
   due 8/1/2006*                         30,000,000          31,200,000
ICG Holdings 0% (11 5/8%+),
   due 3/15/2007                         16,500,000          10,725,000
Intermedia Communications
   (warrants expiring 6/1/2000)*@             4,000 wts.        165,132
IXC Communications 9%,
   due 4/15/2008                        $ 8,500,000           8,563,750
Nextel Communications
   0% (10.65%+),
   due 9/15/2007                         25,000,000          16,062,500
NEXTLINK Communications
   12 1/2%, due 4/15/2006                34,000,000          36,890,000
Orbcomm Global 14%,
   due 8/15/2004                          7,470,000           7,731,450
Pinnacle Holdings 0%
   (10%+), due 3/15/2008                 56,300,000          33,076,250
Powertel 11 1/8%, due 6/1/2007           22,500,000          22,500,000
PSINet 10%, due 2/15/2005                17,750,000          17,661,250
RCN 10%, due 10/15/2007                  15,275,000          14,664,000
Splitrock Services 11 3/4%,
   due 7/15/2008                          4,340,000           3,775,800
Splitrock Services (warrants
   expiring 7/15/2008)@                       4,340 wts.        47,740



                                         PRINCIPAL
                                          AMOUNT,
                                         SHARES OR
                                        OR WARRANTS          VALUE
                                        -----------     ---------------
TELECOMMUNICATIONS (continued)
Talton Holdings 11%,
   due 6/30/2007                        $18,000,000      $   17,190,000
Verio 13 1/2%,
   due 6/15/2004                         21,125,000          22,920,625
Verio (warrants expiring
   6/15/2004)@                               90,000 wts.      3,150,000
Verio 10 3/8%, due 4/1/2005             $16,000,000          15,760,000
Verio 11 1/4%, due 12/1/2008*            13,200,000          13,332,000
Viatel 11 1/4%,
   due 4/15/2008                          9,625,000          9,889,688
                                                         --------------
                                                            388,544,285
                                                         --------------
TEXTILE  0.4%
Tropical Sportswear Int'l.
   11%, due 6/15/2008                    11,500,000          12,161,250
                                                         --------------
THEATERS  0.6%
Hollywood Theaters 10 5/8%,
   due 8/1/2007                          22,500,000          16,706,250
                                                         --------------
TRANSPORTATION  0.8%
Atlas Air 10 3/4%,
   due 8/1/2005                          22,500,000          23,737,500
                                                         --------------
UTILITIES  0.4%
Midland Cogeneration
   Venture 11 3/4%, 7/23/2005            10,250,000          12,076,048
                                                         --------------
TOTAL CORPORATE BONDS
   Cost ($2,605,510,192)                                  2,474,113,307
                                                         --------------
PREFERRED STOCKS  6.9%
BROADCASTING  1.3%
Capstar Broadcasting
   Partners 12%                              93,212 shs.     10,649,471
Capstar Communications 12 5/8%               50,000           6,050,000
Cumulus Media 13 3/4%                         6,611           7,123,353
Sinclair Capital 11 5/8%                    130,000          14,202,500
                                                         --------------
                                                             38,025,324
                                                         --------------
CABLE SYSTEMS AND
  SATELLITE VIDEO  0.7%
Pegasus Communications
   12 3/4% (Series A)                        15,897          16,731,592
Pegasus Communications
   12 3/4% (units)                            3,500           3,552,500
                                                         --------------
                                                             20,284,092
                                                         --------------
CELLULAR  0.6%
Rural Cellular 11 3/8%                       17,514          16,332,068
                                                         --------------
FOOD  0.4%
Nebco Evans Holding 11 1/4%                 233,294          11,723,023
                                                         --------------

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                          SHARES             VALUE
                                        -----------     ---------------
HEALTH CARE/
  MEDICAL PRODUCTS  0.3%
River Holding 11 1/2%                       135,422         $ 8,159,175
                                                         --------------
INDUSTRIAL/
  MANUFACTURING  0.3%
Day International Group 12 1/4%               8,447           7,792,358
                                                         --------------
PRINTING AND
  PUBLISHING  0.8%
Liberty Group Publishing
   14 3/4%                                  948,327          23,945,257
                                                         --------------
TECHNOLOGY  0.3%
MCMS 12 1/2%                                109,048           8,696,578
                                                         --------------
TELECOMMUNICATIONS  2.2%
Crown Castle International
   12 3/4%*                                  15,255          15,388,481
Global Crossing Holding 10 1/2%              68,550           6,735,038
IXC Communications 12 1/2%                   10,568          10,832,477
Nextel Communications 11 1/8%                25,444          22,963,210
NEXTLINK
   Communications 14%                       150,157           7,995,860
                                                         --------------
                                                             63,915,066
                                                         --------------
TOTAL PREFERRED STOCKS
  (Cost $218,347,563)                                       198,872,941
                                                         --------------
CONVERTIBLE PREFERRED
  STOCKS  0.9%
BROADCASTING  0.8%
Chancellor Media $3                         150,000          14,006,250
Chancellor Media $3*                        100,000           9,337,500
                                                         --------------
                                                             23,343,750
                                                         --------------

                                          SHARES             VALUE
                                        -----------     ---------------
TELECOMMUNICATIONS  0.1%
IXC Communications 6 3/4%*                   90,655      $    3,002,947
Viatel 10%                                    3,049             336,194
                                                         --------------
                                                              3,339,141
                                                         --------------
TOTAL CONVERTIBLE
  PREFERRED STOCKS
  (Cost $20,229,262)                                         26,682,891
                                                         --------------
SHORT-TERM HOLDINGS  3.7%
  (Cost $103,900,000)                                       103,900,000
                                                         --------------
TOTAL INVESTMENTS  98.1%
  (Cost $2,947,987,017)                                   2,803,569,139

OTHER ASSETS LESS
   LIABILITIES  1.9%                                         54,592,546
                                                         --------------

NET ASSETS  100.0%                                       $2,858,161,685
                                                         ==============


----------

*    Rule 144A security.

@    Non-income producing security.

+ Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:
Investments, at value:
  Long-term holdings (cost $2,844,087,017) .....................................    $2,699,669,139
  Short-term holdings (cost $103,900,000) ......................................       103,900,000       $2,803,569,139
                                                                                    --------------
Cash .............................................................................................              322,389
Receivable for interest and dividends ............................................................           67,426,482
Receivable for Shares of Beneficial Interest sold ................................................           14,922,368
Receivable for securities sold ...................................................................              493,816
Expenses prepaid to shareholder service agent ....................................................              462,497
Other ............................................................................................               65,075
 .................................................................................................       --------------
Total Assets .....................................................................................        2,887,261,766
                                                                                                         --------------

LIABILITIES:
Payable for Shares of Beneficial Interest repurchased ............................................           14,206,839
Dividend payable .................................................................................           10,398,898
Accrued expenses, taxes, and other ...............................................................            4,494,344
                                                                                                         --------------
Total Liabilities ................................................................................           29,100,081
                                                                                                         --------------
Net Assets .......................................................................................       $2,858,161,685
                                                                                                         ==============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest,  at par (unlimited shares authorized;  $0.001 par value; 411,387,238 shares outstanding):
  Class A ........................................................................................             $151,183
  Class B ........................................................................................              149,436
  Class D ........................................................................................              110,768
Additional paid-in capital .......................................................................        3,000,170,218
Undistributed net investment income ..............................................................            4,786,112
Accumulated net realized loss ....................................................................           (2,788,154)
Net unrealized depreciation of investments .......................................................         (144,417,878)
                                                                                                         --------------
Net Assets .......................................................................................       $2,858,161,685
                                                                                                         ==============

NET ASSET VALUE PER SHARE:
Class A ($1,050,340,166 / 151,182,905 shares) ....................................................                $6.95
                                                                                                                  =====
Class B ($1,037,993,680 / 149,435,774 shares) ....................................................                $6.95
                                                                                                                  =====
Class D ($769,827,839 / 110,768,559 shares) ......................................................                $6.95
                                                                                                                  =====


----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Interest ............................................    $ 238,943,441
Dividends ...........................................       17,901,982
                                                         -------------
Total Investment Income ..............................................      $ 256,845,423

EXPENSES:
Distribution and service fees .......................       17,308,118
Management fee ......................................       14,375,619
Shareholder account services ........................        4,612,741
Registration ........................................          625,957
Shareholder reports and communications ..............          293,673
Custody and related services ........................          284,791
Auditing and legal fees .............................           89,088
Trustees' fees and expenses .........................           39,778
Miscellaneous .......................................          347,274
                                                         -------------
Total Expenses .......................................................         37,977,039
                                                                            -------------
Net Investment Income ................................................        218,868,384

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...................        (1,259,258)
Net change in unrealized appreciation of investments      (214,244,874)
                                                         -------------
Net Loss on Investments ..............................................       (215,504,132)
                                                                            -------------
Increase in Net Assets from Operations ...............................      $   3,364,252
                                                                            =============


----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                  ---------------------------------
                                                                                                        1998               1997
                                                                                                  ---------------------------------
OPERATIONS:
Net investment income .......................................................................      $ 218,868,384      $ 118,769,147
Net realized gain (loss) on investments .....................................................         (1,259,258)         8,663,643
Net change in unrealized appreciation of investments ........................................       (214,244,874)        47,951,783
                                                                                                   -------------      -------------
Increase in Net Assets from Operations ......................................................          3,364,252        175,384,573
                                                                                                   -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..................................................................................        (87,074,109)       (52,770,232)
   Class B ..................................................................................        (71,515,694)       (29,874,994)
   Class D ..................................................................................        (57,845,902)       (33,770,488)
Net realized gain on investments:
   Class A ..................................................................................         (2,685,568)                --
   Class B ..................................................................................         (2,340,978)                --
   Class D ..................................................................................         (1,929,912)                --
                                                                                                   -------------      -------------
Decrease in Net Assets from Distributions ...................................................       (223,392,163)      (116,415,714)
                                                                                                   -------------      -------------
                                                                           SHARES
                                                                -----------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                                -----------------------------
                                                                   1998               1997
                                                                ----------         ----------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST:
Net proceeds from sale of shares:
   Class A ..............................................       80,413,014         50,672,448        594,288,030        373,051,522
   Class B ..............................................       78,733,227         57,673,666        579,656,818        424,606,561
   Class D ..............................................       51,489,047         37,881,266        379,577,409        278,799,066
Investment of dividends:
   Class A ..............................................        6,694,630          3,776,320         48,928,569         27,853,774
   Class B ..............................................        4,467,385          1,826,561         32,568,827         13,519,667
   Class D ..............................................        4,758,316          2,805,300         34,810,415         20,704,607
Exchanged from associated Funds:
   Class A ..............................................       61,852,001         17,851,841        452,271,367        131,875,215
   Class B ..............................................        6,769,539          3,688,065         48,425,027         27,115,290
   Class D ..............................................        8,049,511          6,529,814         58,615,401         47,980,993
Shares issued in payment of gain distributions:
   Class A ..............................................          258,290                 --          1,968,170                 --
   Class B ..............................................          201,710                 --          1,537,030                 --
   Class D ..............................................          194,174                 --          1,479,611                 --
                                                           ---------------    ---------------    ---------------    ---------------
Total ...................................................      303,880,844        182,705,281      2,234,126,674      1,345,506,695
                                                           ---------------    ---------------    ---------------    ---------------
Cost of shares repurchased:
   Class A ..............................................      (30,909,303)       (13,770,227)      (226,531,287)      (101,399,738)
   Class B ..............................................       (8,616,802)        (2,704,575)       (62,888,247)       (20,021,448)
   Class D ..............................................      (14,976,376)        (7,327,368)      (109,341,373)       (53,826,777)
Exchanged into associated Funds:
   Class A ..............................................      (66,540,471)       (15,408,040)      (488,820,731)      (114,001,958)
   Class B ..............................................       (9,097,294)        (3,899,595)       (65,245,307)       (28,866,957)
   Class D ..............................................       (9,593,313)        (5,638,449)       (69,803,699)       (41,466,552)
                                                           ---------------    ---------------    ---------------    ---------------
Total ...................................................     (139,733,559)       (48,748,254)    (1,022,630,644)      (359,583,430)
                                                           ---------------    ---------------    ---------------    ---------------
Increase in Net Assets from
   Transactions in Shares of
   Beneficial Interest ..................................      164,147,285        133,957,027      1,211,496,030        985,923,265
                                                           ===============    ===============    ---------------    ---------------
Increase in Net Assets ......................................................................        991,468,119      1,044,892,124

NET ASSETS:
Beginning of year ...........................................................................      1,866,693,566        821,801,442
                                                                                                 ---------------    ---------------
End of Year (including undistributed net investment
   income of $4,786,112 and $2,353,433, respectively) .......................................    $ 2,858,161,685    $ 1,866,693,566
                                                                                                 ===============    ===============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Secu-rities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $1,950,431,577 and $817,349,941, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $62,066,129 and $208,077,206, respectively.

4. Short-Term Investments -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

NOTES TO FINANCIAL STATEMENTS

5. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.59% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $1,128,663 from sales of Class A shares after commissions of $8,645,519 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $2,302,261, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $8,288,106 and $6,717,751, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $452,723.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $578,678.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $83,013 from the sale of Fund shares. Seligman Services, Inc. also received distribution and service fees of $55,399, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $4,612,741 for shareholder account services.

     Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $37,449 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

6. Committed Line of Credit -- Effective July 1, 1998, the Fund terminated its $110 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.


7. Loss Carryforward -- At December 31, 1998, the Fund had a net loss carryforward for federal income tax purposes of $443,841, which is available for offset against future taxable net capital gains, expiring in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                           CLASS A
                                                                -------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------
                                                                 1998          1997          1996          1995         1994
                                                                ------        ------        ------        ------       ------
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................           $7.55         $7.25         $6.96         $6.35        $6.94
                                                                 -----         -----         -----         -----        -----
Income from Investment Operations:
Net investment income ................................            0.70          0.70          0.69          0.65         0.65
Net realized and unrealized gain (loss) on investments           (0.59)         0.28          0.29          0.61        (0.59)
                                                                 -----         -----         -----         -----        -----
Total from Investment Operations .....................            0.11          0.98          0.98          1.26         0.06
                                                                 -----         -----         -----         -----        -----
Less Distributions:
Dividends from net investment income .................           (0.69)        (0.68)        (0.69)        (0.65)       (0.65)
Distributions from net realized capital gains ........           (0.02)           --            --            --           --
                                                                 -----         -----         -----         -----        -----
Total Distributions ..................................           (0.71)        (0.68)        (0.69)        (0.65)       (0.65)
                                                                 -----         -----         -----         -----        -----
Net Asset Value, End of Year .........................           $6.95         $7.55         $7.25         $6.96        $6.35
                                                                 =====         =====         =====         =====        =====

TOTAL RETURN: ........................................            1.32%        14.26%        14.82%        20.72%        0.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...............      $1,050,340      $750,461      $408,303      $182,129      $59,033
Ratio of expenses to average net assets ..............            1.10%         1.14%         1.16%         1.09%        1.13%
Ratio of net income to average net assets ............            9.46%         9.42%         9.80%         9.73%        9.73%
Portfolio turnover rate ..............................           35.34%        61.78%       119.33%       173.39%      184.75%

FINANCIAL HIGHLIGHTS

                                                                           CLASS B
                                                         ----------------------------------------------
                                                                   YEAR ENDED
                                                                   DECEMBER 31,                4/22/96*
                                                         -------------------------------          TO
                                                              1998                1997         12/31/96
                                                         -------------          --------       --------
Per Share Data:
Net Asset Value, Beginning of Period .................           $7.55             $7.26           $7.06
                                                         -------------          --------       --------
Income from Investment Operations:
Net investment income ................................            0.64              0.64            0.45
Net realized and unrealized gain (loss) on investments           (0.59)             0.28            0.20
                                                         -------------          --------       --------
Total from Investment Operations .....................            0.05              0.92            0.65
                                                         -------------          --------       --------
Less Distributions:
Dividends from net investment income .................           (0.63)            (0.63)          (0.45)
Distributions from net realized capital gains ........           (0.02)               --              --
                                                         -------------          --------       --------
Total Distributions ..................................           (0.65)            (0.63)          (0.45)
                                                         -------------          --------       --------
Net Asset Value, End of Period .......................           $6.95             $7.55           $7.26
                                                         =============          ========       ========

Total Return: ........................................            0.57%            13.24%           9.11%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted) .............      $1,037,994          $581,235        $147,970
Ratio of expenses to average net assets ..............            1.85%             1.90%           1.90%+
Ratio of net income to average net assets ............            8.71%             8.66%           9.11%+
Portfolio turnover rate ..............................           35.34%            61.78%         119.33%++

                                                                                           CLASS D
                                                         ---------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------------
                                                             1998               1997            1996           1995         1994
                                                         -------------     -------------   -------------     --------     --------
Per Share Data:
Net Asset Value, Beginning of Year ...................           $7.55             $7.26           $6.96        $6.35        $6.94
                                                         -------------     -------------   -------------     --------     --------
Income from Investment Operations:
Net investment income ................................            0.64              0.64            0.64         0.60         0.57
Net realized and unrealized gain (loss) on investments           (0.59)             0.28            0.30         0.61        (0.59)
                                                         -------------     -------------   -------------     --------     --------
Total from Investment Operations .....................            0.05              0.92            0.94         1.21        (0.02)
                                                         -------------     -------------   -------------     --------     --------
Less Distributions:
Dividends from net investment income .................           (0.63)            (0.63)          (0.64)       (0.60)       (0.57)
Distributions from net realized capital gains ........           (0.02)               --              --           --           --
                                                         -------------     -------------   -------------     --------     --------
Total Distributions ..................................           (0.65)            (0.63)          (0.64)       (0.60)       (0.57)
                                                         -------------     -------------   -------------     --------     --------
Net Asset Value, End of Year .........................           $6.95             $7.55           $7.26        $6.96        $6.35
                                                         =============     =============   =============     ========     ========

Total Return: ........................................            0.57%            13.24%          14.10%       19.67%       (0.30)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ...............        $769,828          $534,998        $265,528      $90,153       $9,249
Ratio of expenses to average net assets ..............            1.85%             1.90%           1.92%        1.91%        2.19%
Ratio of net income to average net assets ............            8.71%             8.66%           9.02%        8.86%        8.68%
Portfolio turnover rate ..............................           35.34%            61.78%         119.33%      173.39%      184.75%

----------

*    Commencement of offering of shares.

+    Annualized.

++   For the year ended December 31, 1996.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

The Trustees and Shareholders,
Seligman High-Yield Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman High-Yield Bond Series as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 DIVIDEND AND GAIN
DISTRIBUTIONS FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

The monthly dividends paid to Class A, B, and D shareholders in 1998 are taxable as ordinary income for federal tax purposes regardless of whether they were received in cash or in shares. Under the Internal Revenue Code, 6.97% of the dividends paid to Class A, B, and D shareholders has been designated as qualifying for the dividends received deduction available to cor-porate shareholders. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A long-term capital gain distribution of $0.021 per share from 1997 undistributed net realized gain was paid June 17, 1998 to Class A, B, and D shareholders. In 1997, Congress revised the capital gains provisions so that, depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term capital gain distribution.

If the gain distribution was paid in shares, the per share cost basis for federal income tax purposes is $7.62 for Class A, Class B, and Class D shares.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------

TRUSTEES

--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
    at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
    Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm



James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
    J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICIMutual Insurance Company

Trustee Emeritus
Fred E. Brown
Director and Consultant,
    J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS


--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Daniel J. Charleston
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP



General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017



Important Telephone Numbers
(800) 221-2450   Shareholder Services

(800) 445-1777   Retirement Plan
                 Services

(212) 682-7600   Outside the United States

(800) 622-4597   24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment   Objective  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of
  Seligman High-Yield Bond Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


TXHY2  12/98                                           Printed on Recycled Paper

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                    TXUSG2 12/98



                                   SELIGMAN
                            ---------------------
                               U.S. Government
                              Securities Series


                                Annual Report
                              December 31, 1998


                        Seeking High Current Income by
                    Investing in US Government Securities

To the Shareholders

Seligman U.S. Government Securities Series had a solid year in 1998, posting a total return of 8.46% based on the net asset value of Class A shares. This performance outpaced the 8.08% total return of the Fund's peers, as measured by the Lipper General US Government Bond Funds Average. The Lehman Brothers Government Bond Index, which measures the performance of government bonds, had a total return of 9.85%.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion in the US. Throughout the year, unemployment was down and consumer spending up, all in a low-inflation environment. However, financial uncertainty throughout the world placed a drag on US economic growth. In response, the Federal Reserve Board cut the federal-funds rate three times. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis and markets responded favorably throughout November and December.

As investors everywhere became increasingly concerned about a global financial meltdown, money poured into the world's highest credit quality securities -- US Treasury bonds. This "flight to quality" helped to push US Treasury yields to 30-year lows. The 30-year US Treasury bond yield began the year at 5.92%, fell as low as 4.70%, and ended the year at 5.09%. At the same time, the federal budget surplus caused a decrease in the overall supply of bonds, as the government needed less paper to finance spending. These factors all proved positive for Seligman U.S. Government Securities Series.

We believe that many of the factors that benefited the Fund in 1998 should continue in 1999. In addition, the Fund will continue to seek opportunities in non-Treasury agency securities, which are backed by the full faith and credit of the US government, to enhance yield and total return.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman U.S. Government Securities in 1998. We look forward to serving your investment needs in 1999.

By order of the Trustees,


/s/ William C. Morris
William C. Morris
Chairman

                                                               /s/ Brian T. Zino
                                                                   Brian T. Zino
                                                                       President
January 29, 1999

Interview With Your Portfolio Manager, Gary S. Zeltzer

Q.  How did Seligman U.S. Government Securities Series perform in 1998?

A. Seligman U.S. Government Securities Series performed well in 1998. The Fund posted a total return of 8.46% based on the net asset value of Class A shares. At the same time, the Lipper General US Government Bond Funds Average, which measures the performance of the Fund's peer group, returned 8.08%. The Lehman Brothers Government Bond Index, which measures the performance of government bonds in the market, returned 9.85%.

Q.  How did economic and market factors influence the Fund's results in 1998?

A. The US economic expansion has continued for eight consecutive years, and while concerns have surfaced that the pace of growth has been slowing, the economy remains strong. Throughout the past year, unemployment was down and consumer spending was up, all in a low-inflation environment.

A Team Approach

Seligman U.S. Government Securities Series is managed by the Seligman Taxable Fixed Income Team. Gary S. Zeltzer, Portfolio Manager, is assisted by seasoned research professionals who identify securities that are backed by the full faith and credit of the US government. The Team seeks to position the Fund so as to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

[PHOTO]
Taxable Fixed Income Team: (standing, from left)
Deborah Joseph (Administrative Assistant), Nicholas Walsh, Brian Turner, (seated) Susan Egan, Gary Zeltzer (Portfolio Manager)



    Global events affected the US economy and markets as the year progressed. The Asian economic crisis, which began in a few countries in late 1997, spread throughout the world's emerging markets. Worldwide concern grew in August of 1998 when Russia defaulted on its debt and devalued its currency. Fear then spread to Latin America as Brazil struggled in vain to protect its currency, the real. In the midst of the turmoil, a single US hedge fund, with a number of bad currency investments, almost caused a global financial meltdown.

    The global financial uncertainty contributed to a slowing of the pace of US economic growth, while the rate of inflation remained muted. In response, the Federal Reserve Board lowered the federal-funds rate--in September, in October, and again in November. The final move was unexpected and underscored the potential threat to the US economy from overseas financial problems. As investors around the world feared

Interview With Your Portfolio Manager, Gary S. Zeltzer

    the worst, they poured money into the largest and most liquid US stocks as well as into US Treasury bonds, which carry the highest credit quality in the world.

    The global "flight to quality" helped drive US stock prices to new highs and US Treasury yields to 30-year lows. The 30-year US Treasury Bond yield closed the year at 5.09%, down from 5.92% at December 31, 1997. In fact, the 30-year US Treasury Bond yield fell as low as 4.70% before moving up by year-end. At the same time, the federal budget surplus caused a decrease in the overall supply of bonds, as the government needed less paper to finance spending. Falling yields and a supply shortage caused bond prices to rise, which was positive for Seligman U.S. Government Securities Series.

Q.  What was your investment strategy?

A. While we looked to take advantage of attractive fundamentals, we remained more concerned with finding long-term trends than short-term technical situations. As the spreads between Treasury and agency securities widened, we increased our exposure to agencies to add yield to the Portfolio. We made some adjustments to the portfolio's exposure to mortgage-backed securities as the year progressed, selling higher-coupon securities as concerns over prepayments in a falling interest-rate environment made other areas more attractive. Although the Fund had only modest exposure to mortgage-backed securities, the fact that the Fund held any at all was a slight negative on performance in the third quarter as the flight to Treasuries hurt all other types of bonds.

Q.  What is your outlook?

A. Moderate unemployment, ongoing consumer strength, and weak commodity prices all bode well for the economy. If growth is seen as too strong, the Fed may raise rates. Going forward, we may shorten the Fund's duration as the rewards of a longer duration become less compelling. The Fund's duration is currently about 4.9 years, which is slightly shorter than that of our benchmark, the Lehman Brothers Government Bond Index.

    Ongoing global problems should benefit the US Treasury market, and therefore the Fund. We will continue to seek opportunities in non-Treasury securities to enhance yield and total return. And finally, the continuing erosion of the budget deficit should keep supply low and demand high. All these factors are positive for Seligman U.S. Government Securities Series.

Performance Overview

   This chart compares a $10,000 hypothetical investment made in Seligman U.S. Government Securities Series Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lehman Brothers Government Bond Index (Lehman Bond Index) and the Lipper General US Government Bond Funds Average (Lipper Average) for the same period. The performances of Seligman U.S. Government Securities Series Class B and Class D shares are not shown in this chart, but are included in the table on page 5. It is important to keep in mind that the Lehman Bond Index and the Lipper Average exclude the effect of fees and/or sales charges.


Seligman U.S. Government Securities Series Class A

           With       Without     Lehman   Lipper
           Sales      Sales       Bond     Average
           Charge     Charge      Index

12/31/88   $ 9,528    $10,000    $10,000    $10,000
3/31/89    $ 9,540    $10,013    $10,106    $10,088
6/30/89    $10,046    $10,545    $10,919    $10,779
9/30/89    $10,110    $10,611    $11,009    $10,857
12/31/89   $10,409    $10,925    $11,423    $11,232
3/31/90    $10,154    $10,658    $11,281    $11,112
6/30/90    $10,446    $10,963    $11,676    $11,471
9/30/90    $10,505    $11,026    $11,773    $11,540
12/31/90   $11,073    $11,622    $12,420    $12,157
3/31/91    $11,249    $11,807    $12,689    $12,419
6/30/91    $11,411    $11,977    $12,860    $12,563
9/30/91    $12,036    $12,633    $13,359    $13,275
12/31/91   $12,628    $13,254    $14,322    $13,956
3/31/92    $12,359    $12,972    $14,071    $13,682
6/30/92    $12,838    $13,474    $14,629    $14,198
9/30/92    $13,363    $14,025    $15,351    $14,801
12/31/92   $13,358    $14,021    $15,357    $14,846
3/31/93    $13,743    $14,424    $16,052    $15,439
6/30/93    $14,063    $14,761    $16,515    $15,857
9/30/93    $14,401    $15,115    $17,052    $16,297
12/31/93   $14,354    $15,066    $16,994    $16,236
3/31/94    $14,059    $14,756    $16,483    $15,702
6/30/94    $13,834    $14,519    $16,295    $15,432
9/30/94    $13,870    $14,557    $16,363    $15,443
12/31/94   $13,797    $14,481    $16,420    $15,484
3/31/95    $14,299    $15,008    $17,194    $16,206
6/30/95    $15,208    $15,962    $18,260    $17,163
9/30/95    $15,443    $16,208    $18,583    $17,477
12/31/95   $16,302    $17,110    $19,432    $18,266
3/31/96    $15,734    $16,514    $18,993    $17,771
6/30/96    $15,672    $16,449    $19,084    $17,780
9/30/96    $15,871    $16,658    $19,405    $18,053
12/31/96   $16,254    $17,059    $19,972    $18,574
3/31/97    $16,094    $16,892    $19,810    $18,387
6/30/97    $16,602    $17,425    $20,497    $19,038
9/30/97    $17,017    $17,861    $21,184    $19,658
12/31/97   $17,640    $18,514    $21,887    $20,251
3/31/98    $17,800    $18,682    $22,218    $20,514
6/30/98    $18,276    $19,182    $22,804    $20,994
9/30/98    $19,143    $20,092    $24,065    $21,956
12/31/98   $19,132    $20,081    $24,046    $21,887


   Although the payment of principal and interest with respect to certain long-term securities held in Seligman U.S. Government Securities Series are guaranteed by the US government or its agencies, the rate of return will vary and the principal value of an investment in the Fund will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

Performance Overview

Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998                                            AVERAGE ANNUAL
                                                      ----------------------------------------------------------
                                                                                              CLASS B       CLASS D
                                                                                               SINCE         SINCE
                                                        ONE         FIVE           10        INCEPTION     INCEPTION
                                     SIX MONTHS*       YEAR         YEARS         YEARS       1/1/97        9/21/93
                                     -------------    -------     --------      --------   ------------- -------------
Class A**
With Sales Charge                        (0.34)%        3.35%         4.88%        6.70%        n/a           n/a
Without Sales Charge                      4.68          8.46          5.91         7.22         n/a           n/a
Class B**
With CDSC+                               (0.72)         2.78           n/a          n/a        5.68%          n/a
Without CDSC                              4.28          7.78           n/a          n/a        7.56           n/a
Class D**
With 1% CDSC                              3.28          6.78           n/a          n/a         n/a           n/a
Without CDSC                              4.28          7.78          5.01          n/a         n/a          4.61%
Lehman Brothers Government
   Bond Index++                           5.44          9.85          7.19         9.17        9.72          6.76+++
Lipper General US Government
   Bond Funds Average++                   4.26          8.08          6.16         8.15        8.55          5.77+++



NET ASSET VALUE                                            DIVIDEND AND YIELD INFORMATION
                                                           For the Year Ended December 31, 1998

          DECEMBER 31,     JUNE 30,    DECEMBER 31,
              1998           1998          1997                       DIVIDENDS0         YIELD00
        ----------------  ---------- ----------------                 -------------     --------
Class A         $7.09         $6.94         $6.88          Class A        $0.3563          4.40%
Class B          7.11          6.96          6.89          Class B         0.3030          3.70
Class D          7.11          6.96          6.89          Class D         0.3030          3.70

WEIGHTED AVERAGE MATURITY  11.75 years

------------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  + The CDSC is 5% for periods of one year or less, and 4% since inception.
 ++ The Lehman Brothers Government Bond Index and the Lipper General US
    Government Bond Funds Average are unmanaged benchmarks that assume investment of dividends. The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average exclude the effect of fees and/or sales charges. The monthly performances of the Lipper General US Government Bond Funds Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.
+++ From September 30, 1993.
  0 Represents per share amount paid or declared for the year ended December 31,
    1998.
 00 Current yield, representing the annualized yield for the 30-day period ended
    December 31, 1998, has been computed in accordance with SEC regulations and will vary.


Portfolio of Investments
December 31, 1998



                                                                                          PRINCIPAL
                                                                                           AMOUNT              VALUE
                                                                                       --------------     ---------------
US TREASURY SECURITIES 44.8%

US Treasury Bonds:
   8-3/4%, due 5/15/2020..........................................................        $6,000,000       $ 8,538,750
   6-1/4%, due 8/15/2023 .........................................................         3,000,000         3,357,189
   6-5/8%, due 2/15/2027..........................................................         2,500,000         2,957,812
   5-1/4%, due 11/15/2028.........................................................         2,200,000         2,255,689
US Treasury Notes:
   5%, due 2/15/1999..............................................................         4,000,000         4,002,500
   5-3/8%, due 1/31/2000 .........................................................         6,000,000         6,048,750
   6-3/8%, due 9/30/2001 .........................................................         5,000,000         5,218,750
   6-1/4%, due 8/31/2002..........................................................         7,500,000         7,884,375
   6-5/8%, due 5/15/2007..........................................................         8,000,000         9,000,000
                                                                                                           -----------
TOTAL US TREASURY SECURITIES (Cost $47,236,046) ..................................                          49,263,815
                                                                                                           -----------

US GOVERNMENT AGENCY SECURITIES  44.8%
Aid-Israel, 0%, due 11/15/2010....................................................         7,000,000         3,703,910
Federal Farm Credit Bank:
   4.65%, due 8/3/1999............................................................         1,500,000         1,499,409
   5-5/8%, due 9/2/2003...........................................................         2,645,000         2,687,412
Federal Home Loan Bank:
   6%, due 8/27/2002..............................................................         2,000,000         2,000,086
   5.89%, due 6/30/2008 ..........................................................         2,500,000         2,599,945
Federal Home Loan Mortgage ("Freddie Mac"):
   5-3/4%, due 7/15/2003..........................................................         2,500,000         2,572,045
   5-1/8%, due 10/15/2008.........................................................         2,000,000         1,965,076
Federal National Mortgage Association ("Fannie Mae"):
   5-3/4%, due 4/15/2003..........................................................         3,500,000         3,598,427
   5.91%, due 8/25/2003...........................................................           750,000           755,181
Government National Mortgage Association ("Ginnie Mae") Obligations,
   Mortgage-backed Pass-through Certificates:*
   6%, due 5/15/2013..............................................................         4,845,190         4,880,018
   6-1/2%, due 12/15/2028.........................................................         6,400,000         6,470,016
   6%, due 12/20/2028.............................................................         5,400,000         5,352,750
Tennessee Valley Authority, 6-1/8%, due 7/15/2003.................................         2,500,000         2,543,378
US Government Title XI (Rowan Companies),
   6.15%, due 7/1/2010 ...........................................................         2,395,000         2,448,940
US Government Title XI (American Heavy Lift),
   7.18%, due 6/1/2017............................................................         3,000,000         3,128,334

------------------
See footnotes on page 7.

Portfolio of Investments
December 31, 1998

                                                                                       PRINCIPAL
                                                                                        AMOUNT              VALUE
                                                                                    --------------     ---------------
US GOVERNMENT AGENCY SECURITIES (continued)

US Government Title XI (Bay Transportation),
   7.30%, due 6/1/2021.........................................................        $2,860,000      $  3,123,921
                                                                                                       ------------
TOTAL US GOVERNMENT AGENCY SECURITIES (Cost $48,974,296) ......................                          49,328,848
                                                                                                       ------------

REPURCHASE AGREEMENT  8.8%  (Cost $9,712,000)
HSBC Securities Inc., 4.45%, maturing 1/4/1999, collateralized by:
   $8,485,000 US Treasury Notes, 11-5/8%, due 8/15/2004, with a fair
   market value of $9,907,621 .................................................         9,712,000         9,712,000
                                                                                                       ------------

TOTAL INVESTMENTS  98.4% (Cost $105,922,342) ..................................                         108,304,663
OTHER ASSETS LESS LIABILITIES  1.6% ...........................................                           1,736,143
                                                                                                       ------------
NET ASSETS  100.0% ............................................................                        $110,040,806
                                                                                                       ============

------------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.

See notes to financial statements.

Statement of Assets and Liabilities
December 31, 1998


ASSETS:
Investments, at value:
   Long-term holdings (Cost $96,210,342)....................              $98,592,663
   Short-term holdings (Cost $9,712,000)....................                9,712,000            $108,304,663
                                                                         ------------
Cash.................................................................................                 510,567
Interest receivable..................................................................               1,274,034
Receivable for shares of Beneficial Interest sold....................................                 642,077
Receivable for securities sold.......................................................                 105,000
Expenses prepaid to shareholder service agent........................................                  12,296
Other................................................................................                  33,670
                                                                                                 ------------
Total Assets.........................................................................             110,882,307
                                                                                                 ------------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased................................                 492,112
Dividends payable....................................................................                 181,563
Accrued expenses, taxes, and other...................................................                 167,826
                                                                                                 ------------
Total Liabilities....................................................................                 841,501
                                                                                                 ------------
Net Assets...........................................................................            $110,040,806
                                                                                                 ============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized;
   15,501,558 shares outstanding):
   Class A...........................................................................            $      7,828
   Class B...........................................................................                   3,929
   Class D...........................................................................                   3,745
Additional paid-in capital...........................................................             117,269,391
Accumulated net realized loss........................................................              (9,626,408)
Net unrealized appreciation of investments...........................................               2,382,321
                                                                                                 ------------
Net Assets...........................................................................            $110,040,806
                                                                                                 ============
NET ASSET VALUE PER SHARE:
Class A ($55,503,080 / 7,828,006 shares).............................................                   $7.09
                                                                                                        =====
Class B ($27,923,644 / 3,928,932 shares).............................................                   $7.11
                                                                                                        =====
Class D ($26,614,082 / 3,744,620 shares).............................................                   $7.11
                                                                                                        =====


------------------
See notes to financial statements.

Statement of Operations
For the Year Ended December 31, 1998


INVESTMENT INCOME:
Interest.....................................................................................                 $4,657,795

EXPENSES:
Management fee....................................................                $  382,195
Distribution and service fees.....................................                   375,102
Shareholder account services......................................                   125,133
Registration......................................................                    68,008
Auditing and legal fees...........................................                    15,240
Custody and related services......................................                    11,765
Shareholder reports and communications............................                    11,242
Trustees' fees and expenses.......................................                     5,501
Miscellaneous.....................................................                     7,381
                                                                                  ----------
Total Expenses..............................................................................                   1,001,567
                                                                                                              ----------
Net Investment Income.......................................................................                   3,656,228

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments..................................                 1,895,993
Net change in unrealized appreciation of investments..............                   118,769
                                                                                  ----------
Net Gain on Investments.....................................................................                   2,014,762
                                                                                                              ----------
Increase in Net Assets from Operations......................................................                  $5,670,990
                                                                                                              ==========

------------------
See notes to financial statements.

Statements of Changes in Net Assets


                                                                                                YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                               1998               1997
                                                                                          ----------------  ---------------
OPERATIONS:
Net investment income..............................................                           $ 3,656,228     $ 3,013,241
Net realized gain (loss) on investments............................                             1,895,993        (611,943)
Net change in unrealized appreciation of investments...............                               118,769       1,949,757
                                                                                              -----------       ---------
Increase in Net Assets from Operations.............................                            5,670,990        4,351,055
                                                                                              -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A.........................................................                            (2,495,781)     (2,522,929)
   Class B.........................................................                              (431,493)        (45,289)
   Class D.........................................................                              (728,954)       (445,023)
                                                                                               -----------    -----------
Decrease in Net Assets from Distributions..........................                            (3,656,228)     (3,013,241)
                                                                                               -----------    -----------

                                     SHARES
                                                 ----------------------------------------
                                                          YEAR ENDED DECEMBER 31,
TRANSACTIONS IN SHARES                           ----------------------------------------
  OF BENEFICIAL INTEREST:                             1998                      1997
                                                 --------------            --------------
Net proceeds from sale of shares:
   Class A................................           2,363,194                  829,234         16,457,004        5,624,748
   Class B................................             562,070                  182,897          3,968,163        1,228,800
   Class D................................             499,654                  198,244          3,525,890        1,326,662
Investment of dividends:
   Class A................................             202,386                  202,913          1,412,846        1,359,967
   Class B................................              39,408                    5,291            278,047           35,836
   Class D................................              71,043                   42,659            500,118          286,730
Exchanged from associated Funds:
   Class A................................           5,226,303                1,572,537         36,731,913       10,660,240
   Class B................................           4,842,484                  574,598         34,312,850        3,899,673
   Class D................................           6,629,069                1,591,469         46,721,951       10,742,800
                                                   -----------               ----------         ----------      -----------
Total.....................................          20,435,611                5,199,842         43,908,782       35,165,456
                                                   -----------               ----------         ----------      -----------
Cost of shares repurchased:
   Class A................................          (1,430,402)              (1,364,274)        10,025,783)      (9,183,343)
   Class B................................            (326,753)                 (14,942)        (2,312,760)        (101,411)
   Class D................................            (849,272)                (369,696)        (5,973,934)      (2,477,886)
Exchanged into associated Funds:
   Class A................................          (5,139,464)              (1,618,861)       (35,957,745)     (10,932,716)
   Class B................................          (1,655,633)                (280,488)       (11,698,641)      (1,910,778)
   Class D................................          (4,398,523)              (1,050,159)       (30,908,764)      (7,074,255)
                                                   -----------               ----------        ------------      -----------
Total.....................................         (13,800,047)              (4,698,420)       (96,877,627)     (31,680,389)
                                                   -----------               ----------        ------------      -----------
Increase in Net Assets from
   Transactions in Shares of
   Beneficial Interest....................           6,635,564                  501,422         47,031,155        3,485,067
                                                   ===========               ==========        -----------      -----------
Increase in Net Assets.................................................................         49,045,917        4,822,881
NET ASSETS:
Beginning of year......................................................................         60,994,889       56,172,008
                                                                                               -----------      -----------
End of Year............................................................................       $110,040,806      $60,994,889
                                                                                              ============      ===========

------------------
See notes to financial statements.

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class B shares on January 1, 1997. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to dis tribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund accretes original issue discounts and market discounts on purchases of portfolio securities.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the

Notes to Financial Statements

   year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

f. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of US Government obligations, excluding short-term investments, for the year ended December 31, 1998, amounted to $110,032,619 and $70,894,043, respectively.

    At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $2,605,345 and $223,024, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $6,123 from sales of Class A shares after commissions of $55,467 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $107,529 or 0.22% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

Notes to Financial Statements

    For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $99,487 and $168,086, respectively.

    The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $11,570.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $5,872.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of Beneficial Interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $888 from the sale of Fund shares. Seligman Services, Inc. also received distribution and service fees of $16,822, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $125,133 for shareholder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $39,337 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Loss Carryforward -- At December 31, 1998, the Fund had a net loss carryforward for federal income tax purposes of $9,485,627, which is available for offset against future taxable net gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

6. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

Financial Highlights

     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                                                       CLASS A
                                                               --------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                  1998       1997        1996       1995        1994
                                                               ----------   -------     -------    -------    ---------
PER SHARE DATA:
Net Asset Value, Beginning of Year ....................          $6.88       $6.71       $7.15      $6.47      $7.18
                                                                 -----       -----       -----      -----      -----
Income from Investment Operations:
Net investment income .................................           0.36        0.38        0.41       0.46       0.44
Net realized and unrealized gain (loss)
  on investments ......................................           0.21        0.17       (0.44)      0.68      (0.71)
                                                                 -----       -----       -----      -----      -----
Total from Investment Operations ......................           0.57        0.55       (0.03)      1.14      (0.27)
Less Distributions:
Dividends from net investment income ..................          (0.36)      (0.38)      (0.41)     (0.46)     (0.44)
                                                                 -----       -----       -----      -----      -----
Total Distributions....................................          (0.36)      (0.38)      (0.41)     (0.46)     (0.44)
                                                                 -----       -----       -----      -----      -----
Net Asset Value, End of Year ..........................          $7.09       $6.88       $6.71      $7.15      $6.47
                                                                 =====       =====       =====      =====      =====
TOTAL RETURN:                                                     8.46%       8.53%      (0.29)%    18.15%     (3.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).................         $55,503     $45,426     $46,889    $55,061    $54,714
Ratio of expenses to average net assets................           1.05%       1.23%       1.14%      1.14%      1.10%
Ratio of net income to average net assets .............           5.11%       5.68%       6.05%      6.71%      6.49%
Portfolio turnover rate ...............................          99.43%     193.90%     175.25%    213.06%    445.18%

------------------
See footnotes on page 15.

Financial Highlights


                                                        CLASS B                             CLASS D
                                         -----------------------------------------------------------------------------------
                                                     YEAR    1/1/97*               YEAR ENDED DECEMBER 31,
                                                     ENDED     TO       ----------------------------------------------------
                                                   12/31/98 12/31/97      1998       1997       1996       1995       1994
                                                   -----------------    ---------   ------     ------     ------     -------
PER SHARE DATA:
Net Asset Value, Beginning of Year.................   $6.89    $6.73      $6.89     $6.73      $7.16      $6.48       $7.20
                                                      -----    -----      -----     -----      -----      -----       -----
Income from Investment Operations:
Net investment income .............................    0.30     0.33       0.30      0.33       0.36       0.40        0.37
Net realized and unrealized gain
  (loss) on investments ...........................    0.22     0.16       0.22      0.16      (0.43)      0.68       (0.72)
                                                      -----    -----      -----     -----      -----      -----       -----
Total from Investment Operations ..................    0.52     0.49       0.52      0.49      (0.07)      1.08       (0.35)
Less Distributions:
Dividends from net investment income ..............   (0.30)   (0.33)     (0.30)    (0.33)     (0.36)     (0.40)      (0.37)
                                                      -----    -----      -----     -----      -----      -----       -----
Total Distributions................................   (0.30)   (0.33)     (0.30)    (0.33)     (0.36)     (0.40)      (0.37)
                                                      -----    -----      -----     -----      -----      -----       -----
Net Asset Value, End of Year.......................   $7.11    $6.89      $7.11     $6.89      $6.73      $7.16       $6.48
                                                      =====    =====      =====     =====      =====      =====       =====
TOTAL RETURN:                                          7.78%    7.32%      7.78%     7.53%     (0.92)%    17.10%      (5.05)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ............  $27,924   $3,219    $26,614   $12,350     $9,283     $8,181      $6,062
Ratio of expenses to average net assets ...........    1.83%    2.01%      1.83%     2.01%      1.92%      2.01%       2.22%
Ratio of net income to average net assets .........    4.33%    4.90%      4.33%     4.90%      5.27%      5.84%       5.40%
Portfolio turnover rate ...........................   99.43%  193.90%     99.43%   193.90%    175.25%    213.06%     445.18%

------------------
* Commencement of offering of shares.

See notes to financial statements.

Report of Independent Auditors

The Trustees and Shareholders,
Seligman U.S. Government Securities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman U.S. Government Securities Series as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999

Trustees

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Trustee Emeritus
Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
           4 Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President

Gary S. Zeltzer
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450       Shareholder
                     Services
(800) 445-1777       Retirement
                     Plan
                     Services
(212) 682-7600       Outside the
                     United States
(800) 622-4597       24-Hour
                     Automated
                     Telephone
                     Access Service

Glossary of Financial Terms

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment   Objective  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-------------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

                                                                File No. 2-93076
                                                                        811-4103

PART C.   OTHER INFORMATION

Item 23.  Exhibits


     All Exhibits have been previously filed, except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Form of Amended and Restated Declaration of Trust. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(b)       Form  of  Restatement  of  Bylaws.   (Incorporated   by  reference  to
          Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(c) Specimen Stock Certificate for Class A Shares. (Incorporated by Reference to Post-Effective Amendment No. 18 filed on April 29, 1994.)

(c)(1) Specimen Stock Certificate for Class B Shares. (Incorporated by reference to Form SE filed on April 16, 1996).

(c)(2) Specimen Stock Certificate for Class D Shares. (Incorporated by Reference to Post-Effective Amendment No. 17 filed on September 21, 1993.)

(d) Copy of Management Agreement between Seligman High-Yield Bond Series of the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 20 filed April 19, 1996.)

(d)(1) Copy of Management Agreement between U.S. Government Securities Series of the Registrant and J & W. Seligman & Co. Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 19 filed on May 1, 1995.)


(e)       Copy of the new Distributing Agreement between Registrant and Seligman
          Advisors,    Inc.   (Incorporated   by   reference   to   Registrant's
          Post-Effective Amendment No. 23, filed on April 29, 1997.)

(e)(1) Copy of amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by Reference to Post-Effective Amendment No. 20 filed on April 19, 1996.)

(e)(2) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (formerly, Dean Witter Reynolds, Inc.). (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (formerly, Dean Witter Reynolds, Inc.) with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(4) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc (formerly, Smith Barney Inc.). (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53, filed on April 28, 1997.)

                                                                File No. 2-93076
                                                                        811-4103

PART C.   OTHER INFORMATION (continued)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Registration Statement No. 2-92487, to Registrant's Post-Effective Amendment No. 21 filed on January 29, 1997.)

(f)(1)    Deferred Compensation Plan for Directors of Seligman High Income Fund,
          Inc.   (Incorporated  by  reference  to  Registrant's   Post-Effective
          Amendment No. 25, filed on April 30, 1998.)

(g)       Copy of Custodian Agreement between Registrant and Investors Fiduciary
          Trust   Company.    (Incorporated   by   reference   to   Registrant's
          Post-Effective Amendment No. 23, filed on April 29, 1997.)

(h)       Not applicable.

(i)       Opinion  and  Consent  of  Counsel.   (Incorporated  by  reference  to
          Registrant's  Post-Effective  Amendment  No.  23,  filed on April  29,
          1997.)


(j)       *Consent of Independent Auditors.


(k)       Not applicable.

(l) Purchase Agreement (Investment Letter) for Initial Capital between Registrant & J. & W. Seligman & Co. Incorporated with respect to Class B shares of the U.S. Government Securities Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Class B shares of the Seligman High-Yield Bond Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed on April 19, 1996.)

(l)(2) Purchase Agreement (Investment Letter) for Initial Capital between Registrant and J. & W. Seligman & Co. Incorporated with respect to Registrant's Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on September 21, 1993.)

(m) Form of Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)


(m)(1) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

(n)       *Financial Data Schedules.


(o) Copy of Multi-class Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on December 31, 1996.)

Other Exhibits:    Power of Attorney for Richard R. Schmaltz.  (Incorporated  by
                   reference to Registrant's Post-Effective Amendment No. 24 filed on April 29, 1998.)

                   Powers   of   Attorney.   (Incorporated   by   reference   to
                   Registrant's Post-Effective Amendment No. 23 filed on April 29, 1997.)

Item 24.  Persons Controlled by or Under Common Control with Registrant. None.

                                                                File No. 2-93076
                                                                        811-4103

PART C.   OTHER INFORMATION (continued)

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 22 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen other associated investment companies. They are Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc.,
          Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman
          Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March 31, 19999.


Item 27.  Principal Underwriters

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman Growth Fund, Inc.
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Value Fund Series, Inc.

                                                                File No. 2-93076
                                                                        811-4103

PART C.   OTHER INFORMATION (continued)

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                         Seligman Advisors, Inc.
                                          As of March 31, 1999

        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
William C. Morris*                            Director                                    Chairman of the Board and
                                                                                          Chief Executive Officer
Brian T. Zino*                                Director                                    President and Director

Ronald T. Schroeder*                          Director                                    None

Fred E. Brown*                                Director                                    Director Emeritus

William H. Hazen*                             Director                                    None

Thomas G. Moles*                              Director                                    None

David F. Stein*                               Director                                    None

Stephen J. Hodgdon*                           President and Director                      None

Charles W. Kadlec*                            Chief Investment Strategist                 None

Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President

Edward F. Lynch*                              Senior Vice President, National             None
                                              Sales Director


James R. Besher                               Senior Vice President, Division             None
14000 Margaux Lane                            Sales Director
Town & Country, MO  63017


Gerald I. Cetrulo, III                        Senior Vice President, Sales                None
140 West Parkway
Pompton Plains, NJ  07444


Matthew A. Digan*                             Senior Vice President, Director of          None
                                              Domestic Funds


Jonathan G. Evans                             Senior Vice President, Sales                None
222 Fairmont Way
Ft. Lauderdale, FL  33326


Robert T. Hausler*                            Senior Vice President, International        None
                                              Funds

T. Wayne Knowles                              Senior Vice President,                      None
104 Morninghills Court                        Division Sales Director
Cary, NC  27511


Joseph Lam                                    Senior Vice President, Regional             None
Seligman International Inc.                   Director, Asia
Suite 1133, Central Building
One Pedder Street
Central Hong Kong

Bradley W. Larson                             Senior Vice President, Sales                None
367 Bryan Drive
Alamo, CA  94526

Michelle L. McCann-Rappa*                     Senior Vice President, Director of          None
                                              Retirement Plans

Scott H. Novak*                               Senior Vice President, Insurance            None

Richard M. Potocki                            Senior Vice President, Regional             None
Seligman International UK Limited             Director, Europe and the Middle East
Berkeley Square House 2nd Floor
Berkeley Square
London, United Kingdom W1X 6EA

                                                                File No. 2-93076
                                                                        811-4103

PART C.  OTHER INFORMATION (continued)


                                                  Seligman Advisors, Inc.
                                                   As of March 31, 1999

        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
Bruce M. Tuckey                               Senior Vice President, Sales                None
41644 Chathman Drive
Novi, MI  48375

Andrew S. Veasey                              Senior Vice President, Sales                None
14 Woodside Drive
Rumson, NJ  07760


Charles L. von Breitenbach, II*               Senior Vice President,                      None
                                              Managed Money

J. Brereton Young*                            Senior Vice President, Director             None
                                              of Sales Development


Peter J. Campagna                             Vice President, Regional Retirement         None
1130 Green Meadow Court                       Plans Manager
Acworth, GA  30102


Jeffrey S. Dean*                              Vice President, Business Analysis           None


Mason S. Flinn                                Vice President, Regional Retirement         None
159 Varennes                                  Plans Manager
San Francisco, CA  94133

Marsha E. Jacoby*                             Vice President, Offshore Business           None
                                              Manager

William W. Johnson*                           Vice President, Order Desk                  None

Joan M. O'Connell                             Vice President, Regional Retirement         None
3707 Fifth Avenue #136                        Plans Manager
San Diego, CA  92103

Ronald W. Pond*                               Vice President, Portfolio Advisor           None

Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                              Plans Manager


Tracy A. Salomon*                             Vice President, Retirement Marketing        None

Helen Simon*                                  Vice President, Sales Administration        None


Gary A. Terpening*                            Vice President, Director of Business        None
                                              Development

Charles E. Wenzel                             Vice President, Regional Retirement         None
703 Greenwood Road                            Plans Manager
Wilmington, DE  19807


Jeff Botwinick                                Regional Vice President                     None
11508 Foster Road
Overland Park, KS  66210

Kevin Casey                                   Regional Vice President                     None
19 Bayview Avenue
Babylon, NY  11702


Richard B. Callaghan                          Regional Vice President                     None
7821 Dakota Lane
Orland Park, IL  60462

                                                                File No. 2-93076
                                                                        811-4103

PART C.  OTHER INFORMATION (continued)


                                               Seligman Advisors, Inc.
                                                As of March 31, 1999

        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------

Bradford C. Davis                             Regional Vice President                     None
241 110th Avenue SE
Bellevue, WA  98004


Christopher J. Derry                          Regional Vice President                     None
2380 Mt. Lebanon Church Road
Alvaton, KY  42122

Kenneth Dougherty                             Regional Vice President                     None
8640 Finlarig Drive
Dublin, OH  43017


Kelli A. Wirth Dumser                         Regional Vice President                     None
7121 Jardiniere Court
Charlotte, NC  28226


Edward S. Finocchiaro                         Regional Vice President                     None
120 Screenhouse Lane
Duxbury, MA  02332

Michael C. Forgea                             Regional Vice President                     None
32 W. Anapamu Street # 186
Santa Barbara, CA  93101


Carla A. Goehring                             Regional Vice President                     None
11426 Long Pine
Houston, TX  77077


Cathy Des Jardins                             Regional Vice President                     None
2601 South Lemay, #7-103
Fort Collins, CO  80525


Michael K. Lewallen                           Regional Vice President                     None
908 Tulip Poplar Lane
Birmingham, AL  35244


Judith L. Lyon                                Regional Vice President                     None
7105 Harbour Landing
Alpharetta, GA  30005

Tim O'Connell                                 Regional Vice President                     None
11908 Acacia Glen Court
San Diego, CA  92128

George M. Palmer, Jr.                         Regional Vice President                     None
1805 Richardson Place
Tampa, FL  33606


Thomas Parnell                                Regional Vice President                     None
1575 Edgecomb Road
St. Paul, MN  55116


Craig Prichard                                Regional Vice President                     None
300 Spyglass Drive
Fairlawn, OH  44333

                                                                File No. 2-93076
                                                                        811-4103

PART C.  OTHER INFORMATION (continued)


                    Seligman Advisors, Inc.
                     As of March 31, 1999

        (1)                                           (2)                                         (3)
Name and Principal                            Positions and Offices                       Positions and Offices
Business Address                              with Underwriter                            with Registrant
----------------                              ----------------                            ---------------
Nicholas Roberts                              Regional Vice President                     None
200 Broad Street, Apt. 2225
Stamford, CT  06901

Diane H. Snowden                              Regional Vice President                     None
11 Thackery Lane
Cherry Hill, NJ  08003

Eugene P. Sullivan                            Regional Vice President                     None
8 Charles Street, Apt. 603
Baltimore, MD  21201


James Taylor                                  Regional Vice President                     None
1145 Kenilworth Circle
Naperville, IL  60540


Steve Wilson                                  Regional Vice President                     None
83 Kaydeross Park Road
Saratoga Springs, NY  12866

Frank J. Nasta*                               Secretary                                   Secretary

Aurelia Lacsamana*                            Treasurer                                   None

Gail S. Cushing*                              Assistant Vice President, National          None
                                              Accounts Manager

Sandra G. Floris*                             Assistant Vice President, Order Desk        None

Keith Landry*                                 Assistant Vice President, Order Desk        None

Albert A. Pisano*                             Assistant Vice President and                None
                                              Compliance Officer


Joyce Peress*                                 Assistant Secretary                         Assistant Secretary


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

Item 28. Location of Accounts and Records.

         Custodian:  Investors Fiduciary Trust Company
                     801 Pennsylvania
                     Kansas City, Missouri 64105 and
                     Seligman Data Corp.
                     100 Park Avenue
                     New York, NY  10017

Item 29. Management Services.  Not applicable.


Item 30. Undertakings. The Registrant undertakes: (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                                File No. 2-93076
                                                                        811-4103

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment No. 26 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of April, 1999.


                                    SELIGMAN HIGH INCOME FUND SERIES




                                    By: /s/ William C. Morris
                                        ----------------------------------------
                                             William C. Morris, Chairman


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 26 has been signed below by the following persons in the capacities indicated on April 30, 1999.

                  Signature                                Title
                  ---------                                -----


/s/  Brian T.Zino                            Chairman of the Trustees (Principal
------------------------------------           executive officer) and Trustee
     William C. Morris*


/s/ Brian T. Zino                            Trustee and President
------------------------------------
     Brian T. Zino


/s/ Thomas G. Rose                           Treasurer (Principal financial and
------------------------------------
Thomas G. Rose   Accounting Officer)






John R. Galvin, Trustee         )
Alice S. Ilchman, Trustee       )
Frank A. McPherson, Trustee     )
John E. Merow, Trustee          )
Betsy S. Michel, Trustee        )
James C. Pitney, Trustee        )     /s/ Brian T. Zino
James Q. Riordan, Trustee       )     -----------------------------------------
Richard R. Schmaltz, Trustee    )          *Brian T. Zino, Attorney-In-Fact
Robert L. Shafer, Trustee       )
James N. Whitson, Trustee       )

                                                                File No. 2-93076
                                                                        811-4103

                        SELIGMAN HIGH INCOME FUND SERIES
                     Post-Effective Amendment No. 25 to the
                       Registration Statement on Form N-1A



                                  EXHIBIT INDEX



Form N-1A Item No.                              Description
------------------                              -----------

Item 23 (j)                                     Consent of Independent Auditors

Item 23 (n)                                     Financial Data Schedule